Registration No. 33-58383
                               File No. 811-07255

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /

         PRE-EFFECTIVE AMENDMENT NO. ___                              /   /


         POST-EFFECTIVE AMENDMENT NO. 2                               / X /


                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / X /


         Amendment No. 4                                             / X /


                       OPPENHEIMER INTERNATIONAL BOND FUND
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                6803 South Tucson Way, Englewood, Colorado 80112
    ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                  303-671-3200
    ------------------------------------------------------------------------
                         (Registrant's Telephone Number)


                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
    ------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

       /   /  Immediately upon filing pursuant to paragraph (b)


       / X /  On January 27, 1997, pursuant to paragraph (b)


       /   /  60 days after filing, pursuant to paragraph (a)(1)

       /   /  On _______, pursuant to paragraph (a)(1)

      /   /  75 days after filing, pursuant to paragraph (a)(2)

      /   /  On _______, pursuant to paragraph (a)(2)of Rule 485.


-------------------------------------------------------------------
The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996 was filed on November 27, 1996.

                                    FORM N-1A

                       OPPENHEIMER INTERNATIONAL BOND FUND



                              Cross Reference Sheet
                            -------------------------
Part A of
Form N-1A
Item No.               Prospectus Heading
----------             ------------------
      1                Cover Page
      2                Expenses; A Brief Overview of the Fund
      3                Financial Highlights; Performance of the Fund
      4                Front Cover Page; Investment Objectives and Policies
      5                Expenses; How the Fund is Managed; Back Cover
      5A               Performance of the Fund
      6                Dividends, Capital Gains and Taxes; How the Fund is
                       Managed -- Organization and History; The Transfer Agent
      7              How to Exchange Shares; Special Investor Services; Service
                       Plan for Class A shares;  Distribution and Service Plans
                       for Class B nd Class C Shares; How to Buy Shares;
                       How to Sell  Shares;
                       Shareholder Account Rules and Policies
      8                How to Sell Shares; How to Exchange Shares; Special
                       Investor Services
      9                *

Part B of
Form N-1A
Item No.               Heading in Statement of Additional Information or
----------             ----------------------------------------------------
                       Prospectus
                       ----------
      10               Cover Page
      11               Cover Page
      12               *
      13               Investment Objectives and Policies; Other Investment
                       Techniques and Strategies; Other Investment
                       Restrictions
      14               How the Fund is Managed -- Trustees and Officers of the
                       Fund
      15               How the Fund is Managed -- Major Shareholders
      16               How the Fund is Managed; Additional Information about the
                       Fund; Distribution and Service Plans; Back Cover
      17               How the Fund is Managed
      18               Additional Information about the Fund
      19               About Your Account -- How to Buy Shares, How to Sell
                       Shares, How to Exchange Shares
      20               Dividends, Capital Gains and Taxes
      21               How the Fund is Managed; Additional Information about the
                       Fund - The Distributor; Distribution and Service Plans
      22               Performance of the Fund
      23               Financial Statements


---------------
*Not applicable or negative answer.

OPPENHEIMER
International Bond Fund


Prospectus dated February 1, 1997


Oppenheimer International Bond Fund is a mutual fund with the primary investment objective of seeking total return. As a secondary objective, the Fund seeks income when consistent with total return. The Fund seeks to achieve its objectives by investing primarily in foreign debt securities, with an emphasis on debt securities issued by governments of developed countries and emerging market countries in Latin America, Europe and the Pacific Rim, and by companies located in those countries.

         The Fund's foreign investments are subject to certain additional risks, including foreign currency fluctuations, that do not affect investments in domestic issuers. The Fund may invest without limit in foreign non-investment grade debt securities, which entail greater risks of untimely interest and principal payments, default, and price volatility than higher rated securities, and may present problems of liquidity and valuation. See "Special Risks of Lower-Grade Securities" on page ___. Investors should carefully consider these risks before investing. The Fund may also use certain hedging instruments and derivative investments in an effort to reduce the risks of market fluctuations that affect the value of the securities the Fund holds, or to seek total return or income. The Fund may borrow money from banks to buy securities, which is a speculative investment method known as "leverage."


         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 1, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    [logo] OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                  A B O U T  T H E  F U N D

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objectives and Policies
                  How the Fund is Managed
                  Performance of the Fund

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares

                  Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes


                  Appendix A:  Description of Securities Ratings
                  Appendix B:  Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1996.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page ___ for an explanation of how and when these charges apply.


                                                 Class A                   Class B                        Class C
                                                 Shares                    Shares                         Shares
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                             4.75%                     None                           None
on Purchases (as a % of
offering price)
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales                           None(1)                   5% in the first                1% if shares
Charge (as a % of the                                                      year, declining                are redeemed
lower of the original                                                      to 1% in the                   within 12
offering price or                                                          sixth year and                 months of
redemption proceeds)                                                       eliminated                     purchase(2)
                                                                           thereafter(2)
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on                          None                      None                           None
Reinvested Dividends
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None                      None                           None
-----------------------------------------------------------------------------------------------------------------------
Redemption Fee                                   None                      None                           None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page___) in Class A shares, you may have

                                                        -4-




to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below. (2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges.



         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.




                         Annual Fund Operating Expenses
                as a Percentage of Average Net Assets (Restated)

                                                              Class A               Class B               Class C
                                                              Shares                Shares                Shares
-------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.75%                  0.75%                 0.75%
-------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Plan Fees                                  0.22%                  1.00%                 1.00%
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.62                   0.61%                 0.61%
-------------------------------------------------------------------------------------------------------------------
Total Fund                                                    1.59%                  2.36%                 2.36%
Operating Expenses



         The numbers in the table above are based on the Fund's expenses in its last fiscal year ended September 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that period, and have been restated to reflect termination by the Manager of a voluntary expense assumption on September 20, 1996. With the Manager's voluntary expense assumption through September 19, 1996, annual fund operating expenses for the fiscal year ended September 30, 1996, would have been as follows: the Management Fees payable by the Fund's Class A, Class B and Class C shares would have been 0.65%;

the 12b-1 Distribution Plan Fees would have been 0.22%, 1.00% and 1.00% of average annual net assets for the Fund's Class A, Class B and Class C shares, respectively; Other Expenses would have been 0.62%, 0.61% and 0.60%, respectively for the Fund's Class A, Class B and Class C shares, respectively; and Total Fund Operating Expenses would have been 1.49%, 2.26% and 2.25% for the Fund's Class A, Class B and Class C shares, respectively.

         The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fee (the maximum service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These Plans are discussed in greater detail in "How to Buy Shares."

         The actual expenses for each class of shares in future years may be more or less than the figures in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.


         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                        1 year                3 years               5 years               10 years*
--------------------------------------------------------------------------------------------------------------------
Class A Shares                          $63                   $ 95                  $130                  $227
--------------------------------------------------------------------------------------------------------------------
Class B Shares                          $74                   $104                  $146                  $233
--------------------------------------------------------------------------------------------------------------------
Class C Shares                          $34                   $ 74                  $126                  $270


If you did not redeem your investment, it would incur the following expenses:

Class A Shares                          $63                   $95                   $130                  $227
--------------------------------------------------------------------------------------------------------------------
Class B Shares                          $24                   $74                   $126                  $233
--------------------------------------------------------------------------------------------------------------------

                                                                -6-




Class C Shares                          $24                   $74                   $126                  $270



         *In the first example, expenses include the initial sales charge and the applicable Class B or class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.


         o What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.

         o What Does the Fund Invest In? Under normal circumstances, the Fund will invest at least 65% of its total assets in debt securities (also known as "fixed income" securities). Debt securities, in general, represent a loan of money to the issuer, who promises to pay back the amount loaned (the "principal amount") plus interest, which may be at a fixed rate or a variable rate.

The Fund intends to invest primarily in foreign debt securities, with an emphasis on debt securities issued by governments of developed countries and emerging market countries located in Latin America, Europe and the Pacific Rim, and by companies located in those countries. Many of the Fund's investments are lower-grade debt securities, which are subject to increased risk of default and market fluctuations, and may at times be illiquid.

         Under normal circumstances, the Fund may invest up to 35% of its total assets in certain other securities, including common stocks and other "equity securities" that represent an ownership interest in the domestic or foreign company issuing the security. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. Derivative investments may also be used to enhance total return or income. These investments are more fully explained in "Investment Objectives and Policies," starting on page ___.

         o Who Manages the Fund? The Fund's  investment  advisor (the "Manager")
is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $62 billion in assets at December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, Mr. Ashwin K. Vasan, is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

         o How Risky is the Fund? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Fund's investments and the Fund's net asset values per share. Equity investments are generally subject to a number of risks, including the risk that values will fluctuate as a result of fluctuations in equity markets, and changing expectations for the economy and individual issuers. Fixed-income investments are generally subject to the risk that values will fluctuate with changes in interest rates and inflation; lower-rated, fixed-income investments are subject to a greater risk that the issuer will default in its interest or principal payment obligations. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. Hedging instruments and derivative investments involve certain risks, as discussed under "Hedging" and "Derivative Investments," below. The Fund may borrow money from banks to buy securities, a practice known as leverage that is subject to certain risks discussed below under "Borrowing for Leverage."


         In the Oppenheimer funds spectrum, the Fund is generally considered to be the most aggressive fixed-income fund. The Fund has a higher risk/return profile than the other Oppenheimer fixed-income funds. This is because the Fund invests primarily in foreign debt securities, which are subject to special risks.

         While the Manager tries to reduce risks by diversifying investments (particularly geographic diversification among developed countries and emerging market countries), and by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.


         o How Can I Buy  Shares?  You can buy  shares  through  your  dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.


         o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail, by checkwriting, or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page ___.


         o How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other mutual funds. Of course, other mutual funds may have different objectives, investments and levels of risk. The Fund's performance can also be compared to one or more securities market indices, which we have done on pages 22 and 23. Please remember that past performance does not guarantee future results.


Financial Highlights


The table on the following page presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1996 is included in the Statement of Additional Information.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         CLASS A                       CLASS B                     CLASS C
                                         ---------------------------   --------------------------  ---------------------------
                                         YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                             1996         1995(1)       1996         1995(1)        1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $  5.10      $  5.00          $  5.10      $  5.00       $  5.09      $  5.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         .52          .15              .48          .14           .48          .14
Net realized and unrealized gain              .40          .10              .39          .10           .39          .09
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations       .92          .25              .87          .24           .87          .23
------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                            (.53)        (.15)            (.49)        (.14)         (.48)        (.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.49      $  5.10          $  5.48      $  5.10       $  5.48      $  5.09
                                         =====================================================================================
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)         18.82%        5.13%           17.71%        4.92%        17.92%        4.73%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $52,128      $ 3,984          $45,207      $ 3,238       $10,282      $   201
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $19,817      $ 2,566          $17,891      $ 1,125       $ 4,039      $    97
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        9.60%        9.94%(3)         8.81%        9.20%(3)      8.76%        9.36%(3)
Expenses, before voluntary reimbursement
by the Manager                               1.59%        1.59%(3)         2.36%        2.21%(3)      2.36%        2.26%(3)
Expenses, net of voluntary reimbursement
by the Manager                               1.49%        0.41%(3)         2.26%        0.89%(3)      2.25%        0.85%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                  273.3%       122.0%           273.3%       122.0%        273.3%       122.0%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.       Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $161,923,766 and $93,759,294, respectively.

Investment Objectives and Policies


Objectives. The Fund's primary investment objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.


Investment Policies and Strategies. Set forth below are the investment policies and strategies the Fund may use in seeking its investment objectives. The Manager might not use all of these instruments or all of these investment strategies to the full extent permitted unless it believes doing so will help the Fund achieve its investment objectives.

         Under normal market conditions, the Fund will invest in at least three countries other than the United States, and will invest at least 65% of its total assets in "bonds." The Fund considers debt securities to be bonds for purposes of its policy that it will invest at least 65% of its total assets in "bonds." "Debt securities," in general, represent a loan of money to the issuer, who promises to pay back the amount loaned (the "principal amount") plus interest, which may be at a fixed rate or a variable rate.


         The Fund anticipates that it will emphasize foreign debt securities, particularly debt securities issued by governments of developed countries and emerging market countries in Latin America, Europe and the Pacific Rim, and by companies located in those countries. Emerging market countries and their markets generally have the following characteristics: (1) virtually no market for longer-term debt securities denominated in its local currency, (2) borrowed monies are generally denominated in currencies other than its local currency and
(3) a lack of a developed yield curve for its local currency. See "Foreign Debt Securities," below.

         The Fund may invest without limitation in high-yield, high risk, "lower-grade" bonds (including both rated and unrated high-yield bonds), because they generally offer higher income potential than investment grade bonds. "Lower-grade" bonds, often referred to as "junk bonds," are those rated below "investment grade" by nationally-recognized rating organizations. See "Special Risks of Lower-Grade Securities," below.


         Under normal market conditions, the Fund may invest up to 35% of its total assets in certain securities other than debt securities, including common stocks, convertible securities, warrants and other equity securities that generally represent an ownership interest in the company issuing the security.


         o Can the Fund's Investment Objectives and Policies Change? The Fund has primary and secondary investment objectives, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's primary and secondary investment objectives are fundamental policies.


         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


         o Foreign Debt Securities. Under normal circumstances, as a matter of fundamental policy, the Fund will invest in the United States and at least three foreign countries. The Fund will normally invest a substantial amount of its assets in foreign securities. The Fund may invest in any country, whether it is developed or underdeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered to be highly speculative. The Fund's selection of foreign securities must be consistent with its investment objectives.


         The Fund may invest in foreign securities that are U.S. dollar-denominated debt obligations known as "Brady Bonds." They are issued to exchange existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon U.S. Treasury securities having the same maturity. The Fund may also buy foreign debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes (including variable and floating rate instruments), and preferred stocks and zero coupon securities. The Fund may purchase foreign securities denominated in U.S. dollars or in foreign currencies. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         The Fund shall not invest 25% or more of its total assets in (1) government securities of any one foreign country or (2) debt and equity securities issued by companies organized under the laws of any one foreign country.

         o Foreign Securities Have Special Risks. There are special risks in investing in foreign securities. Because the Fund may buy securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.


         Currency rate changes will also affect the income available to distribute to shareholders of the Fund. Although the Fund's investment income from foreign securities will be received in foreign currencies, the Fund will be required to distribute its income to shareholders in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. While the Fund may use hedging techniques to try to reduce the risk of currency fluctuations, if the Fund suffers losses on foreign currencies after it has distributed its income during the year, it may find that it has distributed more income than was available from net investment income. That could result in previously distributed income being re-classified as a return of capital to shareholders. Please refer to "Taxes - Returns of Capital."


         Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Issuers of foreign securities that are not registered for sale in the U.S. do not have to comply with disclosure requirements that U.S. companies are subject to.

         In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

         o Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. The Manager expects the Fund's investments to be geographically well-diversified among developed country debt and emerging market country debt.

         o  Temporary  Defensive  Investment   Strategy.   Under  normal  market
conditions, the Fund will invest at least 65% of its total assets in debt securities. During periods of unusual market volatility, or unusual economic or business activity, the Fund may invest up to 100% of its assets in shorter-term debt securities, primarily domestic shorter-term debt securities, for defensive reasons. Securities selected for defensive reasons may include: (1) U.S.
Treasury bills and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (2) highly-rated commercial paper, or (3) certificates of deposit, bankers acceptances or other U.S. bank obligations.

         o U.S. Debt Securities. The Fund's investments in U.S. debt securities may include, but are not limited to, the following:

         o U.S. Government Obligations. U.S. Treasury notes, bills and bonds are backed by the full faith and credit of the U.S. government. Some U.S. government agency securities are backed by the full faith and credit of the U.S. government (for example, "Ginnie Mae's"). Others are supported by the right of the agency to borrow an amount from the U.S. government limited to a specific line of credit (for example, "Fannie Mae's"). Others are supported only by the credit of the agency that issued the security (for example, "Freddie Mac's").

         o Commercial Paper. Commercial paper is short-term corporate debt. The Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes, described in the Statement of Additional Information.

         o  Mortgage-Backed   Securities  and  CMOs.  The  Fund  may  invest  in
securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs") issued by the U.S. government, its agencies or instrumentalities, or by private issuers. The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Prepayments on the underlying mortgages may reduce the yield on mortgage-backed securities or CMOs.


         The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund would be required to identify with its custodian bank certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, in an amount equal to its purchase payment obligation under the roll.


         o Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer loans (such as credit card loans and automobile loans) and in other trade receivables. Asset-backed securities may be supported by a credit enhancement, such as a letter of credit , a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. Prepayments on the underlying receivables may reduce the yield on asset-backed securities.

         o Zero Coupon Securities. These securities, which may be issued by the U.S. government, its agencies or instrumentalities or by private issuers, are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

         o Participation Interests. Participation interests are interests in loans made to U.S. or foreign companies or to foreign governments. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets may be invested in participation interests of the same borrower.

         o Bank Obligations. These include time deposits, certificates of deposit and bankers acceptances of a domestic or foreign bank with total assets of at least U.S. $1 billion.


         |X| Risks of Debt Securities. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rises and their value will decline when interest rates rise. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds, described below, are subject to credit risks to a greater extent than lower yielding, investment-grade bonds.

         |X| Special Risks of Lower-Grade Securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities, often referred to as "junk bonds," have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.


         These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. For foreign lower-grade securities, these risks are in addition to the risks described in "Foreign Securities." Convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.


         As of September 30, 1996, the Fund's portfolio included foreign government debt obligations and corporate bonds in the following rating categories of Standard & Poor's Corporation ("S&P") or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, 24.13%; AA, 4.04%; A, 2.58%; BBB, 3.81%; BB, 15.83%; B, 22.43%; and CCC, 0.06%. If a bond was not rated by S&P but was rated by Moody's Investors Service, Inc., it is included in the comparable S&P category. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportion listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.


         o Equity Securities. The Fund may invest in common stocks, preferred stock, convertible securities, warrants and other equity securities of domestic or foreign companies of any size. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, changes in government regulations affecting an industry). Not all of these factors can be predicted.

         The Fund may invest up to 5% of its net assets in warrants, which are options to purchase stock at set prices that are valid for a limited period of time. No more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges. These limits do not apply to warrants attached to other securities. Additional risks of investing in foreign equity securities are discussed under "Foreign Securities."

         o Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the

Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.


         The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the securities of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries. Because changes in stock and bond market prices can occur at any time, and because yields on debt securities available at different times will vary, there is no assurance that the Fund will achieve its investment objectives, and when you redeem your shares, they may be worth more or less than what you paid for them.


         |X| Board-Approved Instruments. The Fund may invest in other investments (including new investments that may be developed in the future) that the Fund's Board of Trustees (or the Manager, under guidelines established by the Board) determines are consistent with the Fund's investment objectives and investment policies.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund will actively use portfolio trading to try to benefit from differences in short-term yields among different issues of debt securities, to try to increase its income. The Fund's portfolio turnover rate is not expected to exceed 300% per year. High portfolio turnover of 100% or more may affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

         o Borrowing for Leverage. The Fund may borrow money in an amount up to one-third of its total assets from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." Leveraging may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income since the Fund pays interest on borrowings and increased fluctuation in the Fund's net asset values per share. Borrowing is subject to regulatory limits described in more detail in the Statement of Additional Information. Under the Investment Company Act, the Fund can borrow only if it maintains at least a 300% ratio of assets to borrowings at all times.


         |X| When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss if the value of the security changes prior to the settlement date.


         |X| Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days because they may be illiquid (See "Illiquid and Restricted Securities" below.) There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

         o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


         |X| Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.


         o Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities; however, this does not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.


         Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases for "non-hedging" investment purposes to seek income or total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments." Any derivative instrument that is a debt security will be included for purposes of the Fund's investment policy that it will invest at least 65% of its total assets in debt securities.

         The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

         The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.


         o Derivatives May Entail Special Risks. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument.
Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, and options and futures thereon, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.


         The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. The Fund may purchase and sell foreign currency in hedging transactions. It may also use certain kinds of hedging instruments to try to manage its exposure to changing interest rates.


         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) foreign currencies (these are Forward Contracts), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial
Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).


         The Fund may buy calls on securities, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options on securities, foreign currencies or Futures, but only if they are "covered." That means the Fund must own the security subject to the call while the call is outstanding. Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls.


         The Fund may buy puts that relate to securities, Futures, or foreign currencies. The Fund may buy a put on a security whether or not the Fund owns the particular security in its portfolio. The Fund may sell a put on securities or Futures, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

         A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         o Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

         o Hedging instruments can be volatile instruments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

         o Short Sales "Against-the-Box". The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box." No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

         o Non-Concentration. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. Government, its agencies or instrumentalities are not considered to be part of any single industry.

Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot:

         o with respect to 75% of its assets, purchase securities issued or guaranteed by any one issuer (other than the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities;

         o make loans, except that the Fund may purchase debt securities and enter into repurchase agreements or when-issued, delayed delivery, forward roll or similar securities transactions, and may lend its portfolio securities; or

         o pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; segregation of assets arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.


         Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time that Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized in February, 1995 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.


         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into three or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment advisor since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Manager. The Portfolio Manager of the Fund is Mr. Ashwin K. Vasan. He is a Vice President of the Fund and the Manager and has been the person principally responsible for the day-to-day management of the Fund's portfolio since June, 1995.

Mr. Vasan joined the Manager in January, 1992 as a securities analyst. Prior to that, he was a securities analyst for Citibank, N.A. Since June, 1993, he has been an officer and co-portfolio manager of two other Oppenheimer funds with particular responsibility for managing the foreign debt component of those portfolios.

         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which are higher than the rates paid by most other investment companies, and which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for its fiscal year ended September 30, 1996, as restated to reflect the Manager's termination of its voluntary expense assumption, was 0.75% of average annual net assets for its Class A, Class B and Class C shares. Please refer to "Expenses."


         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.


         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub- distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other mutual funds or market indices.


         It is important to understand that the Fund's total returns and yield represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. However, total returns may also be quoted at net asset value, without considering the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if sales charges were deducted.


         o Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.


How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a secondary index.

         o Managements' Discussion of Performance. During the Fund's fiscal year ended September 30, 1996, the Fund's performance was affected positively by its limited exposure to the Japanese government bond market and its emphasis on positions in select emerging markets and Europe's higher yielding markets, which both performed well in the third and fourth quarters. While continuing to maintain an overweighted allocation in select emerging markets, the portfolio manager began to restructure that exposure during the fourth quarter somewhat by gradually reducing the amount of foreign bonds that are U.S. dollar denominated in the portfolio. In the fourth quarter the portfolio manager also began to reduce the Funds' exposure to the higher yielding European markets, specifically Italy, Spain, Sweden and Portugal, taking profits in those investments which had increased in value as the high yield markets rallied. The Fund's portfolio and its portfolio manager's strategies are subject to change.

         o Comparing the Fund's Performance to the Market. The charts below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the inception of the Fund on June 15, 1995 until September 30, 1996.

         The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no one index adequately combines both types of investments.

         Performance is compared to the Salomon Brothers Non-US Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-Us Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Salomon Brothers Non-US Dollar World Government Bond Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds.

         Performance is also compared to the performance of the Salomon Brothers Brady Bond Index which provides a total return benchmark for emerging market country bonds. It is designed to be consistent with other Salomon Brothers fixed-income indices to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money within the context of the debt-restructuring program initiated in 1990 by the United States Department of the Treasury.

         Index performance reflects the reinvestment of dividends' but does not consider the effect of capital gains or transaction costs, and none of that data below shows the effect of taxes. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Bond Fund (Class A), Salomon Brothers
Non-US Dollar World Government Bond Index and Salomon Brothers
Brady Bond Index

[graph]

Average Annual Total Return of Class A Shares of the Fund at
9/30/96(1)
1 Year                                  Life of Class
-------------------------------------------------------------------
13.18%                                  14.40%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Bond Fund (Class B), Salomon Brothers
Non-US Dollar World Government Bond Index and Salomon Brothers
Brady Bond Index

[graph]

Average Annual Total Return of Class B Shares of the Fund at
9/30/96(2)
1 Year                                  Life of Class
-------------------------------------------------------------------
12.71%                                  14.79%

Total returns and the ending account values in the graphs reflect change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Salomon Brothers Non-US Dollar World Government Index and the Salomon Brothers Brady bond Index in each of the graphs begins on
June 30, 1995.
(1) The inception date of the Fund (Class A shares) was 6/15/95. Class A returns and the ending account value in the graph are shown net of the applicable 4.75% maximum initial sales charge. (2) Class B shares of the Fund were first publicly offered on

6/15/95. Returns are shown net of the applicable 5% and 4% contingent deferred sales charge, respectively, for the one-year period and for the life-of-class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge. Past performance is not predicative of future performance.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Bond Fund (Class C), Salomon Brothers
Non-US Dollar World Government Bond Index and Salomon Brothers
Brady Bond Index

[graph]

Average Annual Total Return of Class C Shares of the Fund at
9/30/96(3)
1 Year                                  Life of Class
-------------------------------------------------------------------
16.92%                                  17.75%

Total returns and the ending account values in the graphs reflect change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Salomon Brothers Non-US Dollar World Government Index and the Salomon Brothers Brady bond Index in each of the graphs begins on
June 30, 1995.
(3) Class C shares of the Fund were first publicly offered on 6/15/95. The return for the one year result is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predicative of future performance. Graphs may not be drawn to same scale.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


         o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to

$500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page ____). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares, as described in "Buying Class B Shares," below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares," below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.


         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.


         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.


         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

         o Are There Differences in Account Features That Matter to You? Because some account features such as checkwriting are not available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.


         Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.


         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.


         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.


         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds or to transmit dividends and distributions to your bank account.

         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.


         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                        Front-End Sales                Front-end Sales
                                        Charge as a                    Charge as a                    Commissions as
                                        Percentage of                  Percentage of                  Percentage of
Amount of Purchase                      Offering Price                 Amount Invested                Offering Price
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                       4.75%                          4.98%                          4.00%
---------------------------------------------------------------------------------------------------------------------
$50,000 or more but
less than $100,000                      4.50%                          4.71%                          3.75%
---------------------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $250,000                      3.50%                          3.63%                          2.75%
---------------------------------------------------------------------------------------------------------------------
$250,000 or more but
less than $500,000                      2.50%                          2.56%                          2.00%
---------------------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1 million                    2.00%                          2.04%                          1.60%
---------------------------------------------------------------------------------------------------------------------


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         o  Purchases aggregating $1 million or more.


         o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more.

         o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), and employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more.

         o Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

         The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as an investment option under a special arrangement with the Distributor if the purchase occurs more that 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o  the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);


         o (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner of the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

         o directors, trustees, officers or full-time employees of OpCap Advisors or its Affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

         o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

         o any unit investment trust that has entered into an appropriate agreement with the Distributor;

         o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

         o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.


         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.


         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:


         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


         o for distributions form TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

         o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact;(4) hardship withdrawals, as defined in the plan;(5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code: (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of mutual fund (other than a fund managed by the Manger or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in- service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.


         o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.


         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value).

The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                                 Contingent Deferred Sales Charge
Years Since Beginning of Month in                                On Redemptions in That Year
which Purchase Order Was Accepted                                (As % of Amount Subject to Charge)
----------------------------------------------------------------------------------------------------
0-1                                                              5.0%
----------------------------------------------------------------------------------------------------
1-2                                                              4.0%
----------------------------------------------------------------------------------------------------
2-3                                                              3.0%
----------------------------------------------------------------------------------------------------
3-4                                                              3.0%
----------------------------------------------------------------------------------------------------
4-5                                                              2.0%
----------------------------------------------------------------------------------------------------
5-6                                                              1.0%
----------------------------------------------------------------------------------------------------
6 and following                                                  None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class

B shareholders at that time of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

         o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Distribution and Service Plans for Class B and Class C Shares."

         o Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not apply to share purchases in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

         The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The

Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         Because the Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.

         At  September  30,  1996,  the  end  of the  Class  B  Plan  year,  the
Distributor had incurred unreimbursed expenses under the Plan of $1,331,917 (equal to 2.95% of the Fund's net assets represented by Class B shares on that date) which have been carried over into the present Plan year. At September 30, 1996, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $119,763 (equal to 1.16% of the Fund's net assets represented by Class C shares on that date) which have been carried over into the present Plan year.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

         o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);


         o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);


         o  returns of excess contributions to Retirement Plans;


         o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request); or

         o distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:


         o  shares sold to the Manager or its affiliates;

         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o shares issued in plans of reorganization to which the Fund is a party; and



         o shares redeemed in involuntary redemptions as described below.

Special Investor Services


AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.


         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:


         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.


         o Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

         o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
         o 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
         o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
         o Pension and Profit-Sharing Plans for self-employed persons and other employers
         o  401(k) Prototype Retirement Plans for businesses

         Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         o Retirement Accounts. To sell shares in an Oppenheimer funds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o  Your name
         o  The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for              Send courier or Express Mail
requests to:                               requests by mail:

OppenheimerFunds Services                   OppenheimerFunds Services
P.O. Box 5270                               10200 E. Girard Avenue, Building D
Denver, Colorado 80217                      Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

         o  To redeem shares through a service representative, call
1-800-852-8457
         o  To redeem shares automatically on PhoneLink, call 1-800-
533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o  Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.
         o Don't use your checks if you changed your Fund account number.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
         o You must meet the minimum purchase requirements for the fund you purchase by exchange
         o Before exchanging into a fund, you should obtain and read its prospectus


         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for

Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


         Exchanges may be requested in writing or by telephone:

         o  Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800- 852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o  The Transfer Agent will record any telephone calls to
verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the last business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher. Dividends paid on each class of shares may generally be less than dividends paid by a conventional bond fund that seeks income, because the Fund seeks total return as its primary objective.


         The Fund has adopted the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. During the Fund's fiscal year ended June 30, 1996, the Fund's practice of attempting to pay dividends on Class A shares at a constant level did not have any impact on the Fund's investment strategies or its net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Capital Gains. The Fund may make distributions annually in December out of any net short or long-term capital gains, and may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends September 30). Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For

OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
         o Reinvest your distributions in another Oppenheimer Funds account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                            APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER INTERNATIONAL BOND FUND


         Graphic material included in Prospectus of Oppenheimer
International Bond Fund: "Comparison of Total Return of Oppenheimer International Bond Fund, the Salomon Brothers Non-US Dollar World
Government Bond Inde and the Salomon Brothers Brady Bond Index - Change in Value of a $10,000 Hypothetical Investment"

         Linear graphs will be included in the Prospectus of Oppenheimer International Bond Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund. In each respective case of the Fund's Class A, Class B and Class C shares, the graphs will cover the period since the Fund's inception on June 15, 1995 through September 30, 1996. The graphs will compare such values with the same investments over the time periods which are similar but not identical with the Salomon Brothers Non-US Dollar World Government Bond Index and the Salomon Brothers Brady Bond Index. In each instance the index comparison begins on June 30, 1995. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Salomon Brothers Non-US
Dollar World Government Bond Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"

                           Oppenheimer                        Salomon Brothers                       Salomon Brothers
Fiscal Year                International Bond                 Non-US Dollar World                    Brady Bond
(Period) Ended             Fund A                             Government Bond Index                  Index
---------------            -------------------                ------------------------               -------------------
06/15/95                    9,525                             10,000                                 10,000
09/30/95                   10,014                              9,758                                 10,666
09/30/96                    11,898                             10,152                                 14,676

                           Oppenheimer                        Salomon Brothers                       Salomon Brothers
Fiscal Year                International Bond                 Non-US Dollar World                    Brady Bond
(Period) Ended             Fund B                             Government Bond Index                  Index
---------------            -------------------                ------------------------               -------------------
06/15/95                   10,000                             10,000                                 10,000
09/30/95                   10,492                              9,758                                 10,666
09/30/96                   11,950                             10,152                                 14,676

                           Oppenheimer                        Salomon Brothers                       Salomon Brothers
Fiscal Year                International Bond                 Non-US Dollar World                    Brady Bond
(Period) Ended             Fund C                             Government Bond Index                  Index
---------------            -------------------                ------------------------               --------------------
06/15/95                   10,000                             10,000                                 10,000
09/15/95                   10,473                              9,758                                 10,666
09/30/96                   12,350                             10,152                                 14,676

                                   Appendix A


              Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

             Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

             A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

             Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
             Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

             C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

             AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

             AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

             A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

             BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

             BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             C, D:  Bonds on which no interest is being paid are rated "C."

Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

         o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

         o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k)
plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                                        Front-End                 Front-End
                                        Sales                     Sales                   Commission
                                        Charge                    Charge                  as
                                        as a                      as a                    Percentage
Number of                               Percentage                Percentage              of
Eligible Employees                      of Offering               of Amount               Offering
or Members                              Price                     Invested                Price
-------------------------------------------------------------------------------------------------------
9 or fewer                              2.50%                     2.56%                   2.00%
-------------------------------------------------------------------------------------------------------
At least 10 but not
 more than 49                           2.00%                     2.04%                   1.60%
--------------------------------------------------------------------------------------------------------

         For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages ___ to ___ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

         o  Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund issued in the reorganization on November 24, 1995 for shares of Quest For Value Investment Quality Income Fund that were subject to a contingent deferred sales charge, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of
0.50 of 1.0% if the redemption occurs in the subsequent six months. This contingent deferred sales charge rate also applies to shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

         o  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         o  Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

         o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

         o  Waivers for Redemptions of Shares Purchased Prior to March
6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995:
(1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

         Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

Oppenheimer International Bond Fund
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR0880.001.0197  *Printed on Recycled Paper

Oppenheimer International Bond Fund


6803 South Tucson Way, Englewood, Colorado  80112
1-800-525-7048

Statement of Additional Information dated February 1, 1997

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 1, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.



CONTENTS                                                                  Page

About the Fund
Investment Objectives and Policies............................................2
     Investment Policies and Strategies.......................................2
     Other Investment Techniques and Strategies..............................11
     Other Investment Restrictions...........................................24
How the Fund is Managed......................................................26
     Organization and History................................................26
     Trustees and Officers of the Fund.......................................26
     The Manager and Its Affiliates..........................................31
Brokerage Policies of the Fund...............................................32
Performance of the Fund......................................................34
Distribution and Service Plans...............................................39

About Your Account
How To Buy Shares............................................................42
How To Sell Shares...........................................................50
How To Exchange Shares.......................................................54
Dividends, Capital Gains and Taxes...........................................57
Additional Information About the Fund........................................58

Financial Information About the Fund
Independent Auditors' Report.................................................60
Financial Statements.........................................................61

Appendix A:  Corporate Industry Classifications.............................A-1

ABOUT THE FUND

Investment Objectives and Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as strategies the Fund may use to achieve its investment objectives. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.


         In selecting securities for the Fund's portfolio, the Fund's investment adviser, OppenheimerFunds, Inc. (referred to as the "Manager"), evaluates the investment merits of debt and equity securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world. Additional factors considered by the Manager with respect to the Fund's foreign securities investments are discussed below under "Foreign Securities."


         o Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt and equity securities identified above. Foreign securities are subject, however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.


         Securities of foreign issuers that are represented by American depository receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be, in most cases, approved by the Fund's Board of Trustees where required under applicable SEC rules.


         The Fund may invest in U.S. dollar-denominated, collateralized "Brady Bonds." These debt obligations of foreign entities may be fixed-rate par bonds or floating- rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

         Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

         Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

         The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

         Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

         o Debt Securities. All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

         o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

         o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

         o Government Obligations. The Fund seeks to achieve its objectives by investing primarily in foreign debt securities, with an emphasis on foreign government bonds. Foreign securities are discussed below.

         o U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

         o U.S. Government and Agency Obligations. U.S. government securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. government securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (these securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

         (1) GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         (2) FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


         (3) FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.


         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.


         (4) Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to identify with its Custodian certain assets which may consist of liquid securities of any type, including equity securities and debt securities of any grade


         o Commercial Paper. The Fund's commercial paper investments include the following:

         (1) Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

         (2) Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         o Mortgage-Backed Securities and CMO's. These securities represent participation interests in pools of residential mortgage loans. Mortgage-backed securities include collateralized mortgage-backed obligations (referred to as "CMOs") issued by the U.S. government, its agencies or instrumentalities, or by private issuers. Mortgage-backed securities and CMOs securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates.

         (1) Mortgage-Backed Securities. The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease, as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par or at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         The Fund may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "I/O" class), while the other class will receive all of the principal (the "principal-only" or "P/O" class).

         The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

         The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon- bearing bonds of the same maturity.

         (2) CMOs. CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities (known as "tranches") in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure

CMOs that remain outstanding. The value of certain classes or "tranches" may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

         Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objectives and policies, consider making investments in such new types of mortgage-related securities.

         o Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset- backed securities and may lower their return, in the same manner as described in the Prospectus and in "Mortgage-Backed Securities and CMOs", above, for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         o Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates. An additional risk of private-issuer zero coupon securities is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

         Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

         o Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

         o Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

         Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

         o Equity Securities. Additional information about some of the types of equity securities the Fund may invest in is provided below.

         o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         o Warrants and Rights. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         o Portfolio Turnover. To the extent that increased portfolio turnover results in gains from sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") may be affected. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

Other Investment Techniques and Strategies

         o Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

         o When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery, or to securities to be delivered at a later date. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund identify with its Custodian certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, in an amount at least equal to the value of purchase commitments until payment is made.


         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although as noted above, when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

         When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in U.S. government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         o Loans of  Portfolio  Securities.  The  Fund  may  lend its  portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

         o Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the

Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) buy Futures, or (ii) buy calls or write puts on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) buy puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a higher or lower rate than the spot ("cash") rate.


         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the hedging instruments the Fund may use is provided below. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, legally permissible and adequately disclosed.


         o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for option of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or a deliverable security, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         o Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

         Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

         Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index or Future in question (and thus on price movements in the securities markets generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a calls on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index or Future and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

         An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a put or call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put or call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         o Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.


         A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund covers the option by identifying with its Custodian, certain assets which may consist of liquid securities of any type including equity securities and debt securities of any grade in an amount equal to the exercise price of the option.


         o Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. Interest Rate Futures obligate one party to deliver and the other party to take a specific debt security or amount of foreign currency, respectively, at a specified price on a specified date. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although
Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         o Financial Futures. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

         o Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This technique is referred to as "cross hedging," and is done when the foreign currency sold through the forward contract is correlated with the foreign currency or currencies in which the underlying security positions are denominated. The foreign currency sold through the forward contract may be sold for a fixed U.S. dollar amount or for a fixed amount of another currency correlated with the U.S. dollar.

         The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation among foreign currencies and between foreign currencies and the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge. However, the Manager shall determine that any cross hedge is a bona fide hedge in that it is expected to reduce the volatility of the Fund's total return.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the value of portfolio positions ("position hedges"). In a position hedge, for example, when the Fund believes that a foreign currency in which the Fund has security holdings may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency for a fixed U.S. dollar amount. Additionally, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. dollar amount.

         The Fund may also cross hedge its portfolio positions by entering into a forward contract to buy or sell a foreign currency other than the currency in which its underlying securities are denominated for a fixed amount in U.S. dollars or a fixed amount in another currency which is correlated with the U.S. dollar. If the Fund does not own portfolio securities denominated in the currency on the long side of the cross hedge, the Fund will not be required to later purchase portfolio securities denominated in that currency. Instead, the Fund may unwind the cross hedge by reversing the original transaction, that is, by transacting in a forward contract that is opposite to the original cross hedge or it may extend the hedge by "rolling" the hedge forward.


         The Fund's Custodian will identify with its Custodian certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, having a value equal to the aggregate amount of the Fund's commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Such contracts are not traded on an exchange. Therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


         o Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will identify with its custodian certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.


         A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

         When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.


         o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of a Rule adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.


         Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser. The exchanges also impose position limits on Futures transactions which apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


         Due to requirements under the Investment Company Act, when the Fund buys or sells a Future, the Fund will identify with its Custodian certain assets, which may consist of liquid assets of any type, including equity securities and debt securities of any grade, in an amount equal to the net exposure between the market value and the contract price of the Future, less the margin deposit applicable to it.


         o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

         Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.


         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.


         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due, for example, to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

         o Short Sales "Against-the-Box." In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill the delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. In these transactions, the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes.

Other Investment Restrictions

The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot:

         o buy or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

         o buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;

         o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

         o buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

         o invest in oil, gas, or other mineral exploration or development programs or leases; or

         o buy the  securities  of any  company  for the  purpose of  exercising
management  control,   except  in  connection  with  a  merger,   consolidation,
reorganization or acquisition of assets.

         For purposes of the Fund's policy not to concentrate its assets as described in the Prospectus, the Fund has adopted the corporate industry classifications set forth in Appendix A to this Statement of Additional Information.

         In connection with the registration of its shares in certain states, the Fund has made the following undertakings. These undertakings shall terminate if the Fund ceases to qualify its shares for sale in that state or if the state's applicable rules or regulations are amended. The Fund has undertaken that: (1) it will not invest more than 5% of its total assets in equity securities of issuers that are not readily marketable, (2) it will not invest more than 5% of its total assets in securities of issuers that have operated less than three years (including operations of predecessors), (3) it will not invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, (4) it will not invest more than 15% of its total assets in securities of issuers that have operated less than three years (including operations of predecessors) and securities which are restricted as to disposition, including securities eligible for resale under Rule 144A of the Securities Act of 1933, or (5) it will not invest in real estate limited partnerships.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the Trustees are also Trustees, Directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Integrity Funds, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for Mr. Fossel and Ms. Macaskill who are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. Mr. Fossel also is not a trustee of Centennial New

York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of December 31, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

ROBERT G. AVIS, Trustee*; Age 65
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 66
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas Space Systems Co. and associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee*; Age 54
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of the Manager; formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc.
("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly, Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Chairman, Chief Executive Officer and a director of SSI; Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of the Manager.

RAYMOND J. KALINOWSKI, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 48
Two World Trade Center, New York, New York 10048-0203
President, Chief Executive Officer and a director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of the Manager.

NED M. STEEL, Trustee; Age 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager; formerly President and a director of Centennial Management Corporation, an investment advisor subsidiary of the Manager ("Centennial") and formerly Chairman of the Board of SSI.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Real Asset; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (A broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment advisor); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 60
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Real Asset; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ASHWIN VASAN, Vice President and Portfolio Manager; Age 34
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Manager, prior to which he was a Securities Analyst for Citibank, N.A.

ROBERT G. ZACK, Assistant Secretary; Age 48
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.

SCOTT T. FARRAR, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.
---------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

         o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fees from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Trustees of the Fund received the compensation shown below from the Fund. Mr. Freedman became a Trustee June 27, 1996, and received no compensation from the Fund before that date. The compensation from the Fund was paid during its fiscal year ended September 30, 1996. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996.


                                            Total
                                            Aggregate                  Compensation
                                            Compensation               From All
                                            From the                   Denver-based
Name and Position                           Fund                       OppenheimerFunds1
------------------------                    --------------             ------------------
Robert G. Avis, Trustee                     $217                       $58,003

William A. Baker, Audit                     $297                       $79,715
and Review Committee
Chairman and Trustee

Charles Conrad, Jr., Audit                  $280                       $74,717
and Review Committee
Member and Trustee

Sam Freedman,
Trustee                                     $110                       $29,502

Raymond J. Kalinowski,
Risk Management Oversight
Committee Member
and Trustee                                 $278                       $74,173

C. Howard Kast, Risk
Management Oversight
Committee Member
and Trustee                                 $278                       $74,173

Robert M. Kirchner, Audit                   $280                       $74,717
and Review Committee
Member and Trustee

Ned M. Steel, Trustee                       $217                       $58,003
----------------
1 For the 1996 calendar year.



         o Major Shareholders. As of December 31, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's Class A, Class B or Class C shares, except: (1) Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, 3rd

Floor, Jacksonville, Florida 32246-6483, which was the record owner of 674,758,000 class B shares (equal to 5.15% of the Class B shares then outstanding) and 644,347,000 Class C shares (equal to 21.65% of the Class C shares then outstanding) and (ii) Bank of Boston Trust IRA FBO Blaise P. Aluise, 50 Greenock Road, Delmar, New York 12054-3527, which was the record owner of 173,327.218 Class C shares (equal to 5.95% of the Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and one of whom Mr. Swain serves as a Trustee of the Fund.


         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         o The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent and custodian expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal year ended September 30, 1996, the management fees paid by the Fund to the Manager totaled $311,128. For the fiscal period from inception (June 13, 1995) through September 30, 1995, the management fees paid by the Fund to the Manager totaled $8,252. As a result of voluntary expense assumption by the Manager, independent of the advisory agreement, which remained in effect from the inception of the Fund (June 15, 1995) through September 19, 1996, the management fees payable to the Manager were reduced during the following periods in the following amounts: during the period from inception of the Fund ( June 15, 1995) through September 30, 1995, $13,764; and during the fiscal year ended September 30, 1996, $41,927.

         The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal period ended September 30, 1995 and its fiscal year ended September 30, 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $38,181 and $455,830 respectively, of which the Distributor and an affiliated broker-dealer retained $11,736 and $126,085, in those respective periods. During the Fund's fiscal year ended September 30, 1996, the contingent deferred sales charge collected on the Fund's Class B shares totaled $32,060, all of which the Distributor retained. During the fiscal year ended September 30, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totaled $1,115,490, of which $26,260 was paid to an affiliated broker/dealer. During the fiscal year ended September 30, 1996, the contingent deferred sales charge collected on Class C shares totaled $3,260, all of which the Distributor retained. During the fiscal year ended September 30, 1996, sales charge advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totaled $77, 326, of which $1,600 was paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

         o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager
under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. Options commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.


         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information to the Board of Trustees on an annual basis relating to the commissions paid to brokers for such services, together with the Manager's assessment of the reasonableness of such commissions in relation to the value or benefit of such services.

During the Fund's fiscal period ended September 30, 1995 and the Fund's fiscal year ended September 30, 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $63 and $976, respectively.


Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         o  Standardized Yields.

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds (other than money market funds) that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

         The symbols above represent the following factors:

         a    =   dividends and interest earned during the 30-day period.
         b    =   expenses accrued for the period (net of any expense
reimbursements).
         c    =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d    = the  maximum  offering  price per share of that class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 8.27%, 7.89% and 7.90%, respectively.


         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class.
Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1996 were 9.67% and 10.14% when calculated at maximum offering price and at net asset value, respectively. The dividend yields on Class B and Class C shares for the 30-day period ended September 30, 1996 were 9.41% and 9.43%, respectively, when calculated at net asset value.


         o  Total Return Information.

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, and 1.0% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, a 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares, at net asset value per share, and that the investment is redeemed at the end of the period.


         The average "annual total return" on an investment in Class A shares of the Fund (using the method described above) for the one year period ended September 30, 1996, and for the period from June 15, 1996 (commencement of operations) through September 30, 1996, were 13.18% and 14.40%, respectively. The average "annual total return" on an investment in Class B shares of the Fund (using the method described above) for the one year period ended September 30, 1996, and for the period from June 15, 1996 (commencement of operations) through September 30, 1996, were 12.71% and 14.79%, respectively. The average "annual total return" on an investment in Class C shares of the Fund (using the method described above) for the one year period ended September 30, 1996, and for the period from June 15, 1996 (commencement of operations) through September 30, 1996, were 16.92% and 17.75%, respectively. The cumulative total return on an investment in Class A, Class B and Class C shares of the Fund (using the method described above) for the period June 15, 1995 (commencement of operations) through September 30, 1996, were 18.98%, 19.50% and 23.50%, respectively.

         o Total Returns At Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total returns at net asset value on an investment in Class A, Class B and Class C shares of the Fund for the fiscal year ended September 30, 1996, were 18.82%, 17.71% and 17.92%, respectively. The average annual total returns at net asset value on an investment in Class A, Class B and Class C shares of the Fund for the period from June 15, 1996 (commencement of operations) through September 30, 1996, were 18.80%, 17.75% and 17.75%, respectively. The cumulative total return at net asset value for the Fund's Class A shares for the period from June 15, 1995 (commencement of operations) to September 30, 1996 was 24.92%. The cumulative total returns at net asset value for the Fund's Class B and Class C shares for the period from June 15, 1995 (commencement of operations) to September 30, 1996 were 23.50% and 23.50%, respectively.


Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "international bond" funds, and (iii) all other fixed-income funds, excluding money market funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

         From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.


         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among international stock funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures fund's or class' performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30% , respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

         The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.


         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with the performance for the same period of one or more of the following indices, among others: the Consumer Price Index, the Salomon Brothers Non-U.S. World Government Bond Index, and the Standard & Poor's 500 Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers Non-U.S. World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, excluding the United States. The Standard & Poor's 500 Index is widely recognized as a general measure of stock performance. The performance of each index includes a factor for the reinvestment of income dividends but does not reflect reinvestment of capital gains, expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager or Transfer Agent or the investor services provided by them to shareholders of the OppenheimerFunds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class.


         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.


         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plan shall also include the distribution costs for that quarter and such costs for previous fiscal years are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount.


         For the fiscal period ended September 30, 1995 and the fiscal year ended September 30, 1996, payments under the Class A Plan totaled $1,750, and $43,913, respectively, all of which was paid by the Distributor to Recipients, including $32 and $2,532 paid to an affiliate in those respective periods. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.


         The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment to the Distributor.


         Payments made under the Class B Plan during the fiscal period ended September 30, 1995 and the fiscal year ended September 30, 1996 totaled $3,267 and $178,039, respectively, of which $3,202 and $168,499, respectively, was retained by the Distributor. Payments made under the Class C Plan during the fiscal period ended September 30, 1995 and the fiscal year ended September 30, 1996 totaled $282 and $40,141, respectively, of which $277 and $36,849, respectively, was retained by the Distributor. At fiscal year end, September 30, 1996, the Distributor had incurred unreimbursed expenses under the Class B and Class C Plans of $1,331,917 and $119,763, respectively (equal to 2.95% and 1.16% of the Fund's net assets represented by Class B and Class C shares, respectively on that date) which, in the case of Class B shares, has been carried over into the present Plan year.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The Distributor retains the asset-based sales charge on Class B shares outstanding for less than six years.
 As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.


         Under the Class B and Class C Plans, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B and Class C shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B or Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B or Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B or Class C shares, and (iv) paying certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.


         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale price of the preceding trading day, or closing bid prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, aunts, uncles, nieces and nephews, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.


         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Limited Term New York Municipal Fund*
Oppenheimer Bond Fund
Oppenheimer Bond Fund for  Growth
Oppenheimer California  Municipal  Fund
Oppenheimer Capital Appreciation  Fund
Oppenheimer Champion  Income  Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined  Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund

Oppenheimer Florida Municipal Fund
Oppenheimer Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global  Growth & Income Fund
Oppenheimer Gold & Special  Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Insured  Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer International  Bond Fund
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan  Income  Fund
Oppenheimer Limited-Term  Government  Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Main  Street California Municipal  Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Global  Value Fund,  Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government  Trust
Oppenheimer Value Stock Fund
Oppenheimer World  Bond  Fund
Rochester Fund Municipals*
The New York Tax Exempt Income Fund, Inc.

the following "Money Market Funds":


Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust

Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.
-------------------

*Shares of the Fund are not presently exchangeable for shares of these funds.


         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) sold with a front-end sales charge during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype

401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o  Terms of Escrow That Apply to Letters of Intent.

         (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

         The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.


How To Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

         o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants other than self-employed persons maintaining a plan account in their own name in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.


Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic

Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges".

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A Class B and Class C shares except Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust,

Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Oppenheimer Money Market Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525- 7048.

         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.


         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc., purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on

Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.


         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal period, and intends to qualify in current and future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

=====================================================================
        The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


        /s/ Deloitte & Touche LLP
       ---------------------------------------
        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
===============================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--0.5%
-------------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn., Interest-Only
       Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
       12.405%--14.552%, 9/1/23 (Cost $452,041)(2)                                               $    1,631,521      $  563,640

===============================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--60.6%
-------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--7.8% Argentina (Republic of):
       New Money Bonds, 6.50%, 10/25/99(3)                                                              583,333         565,834
       Sr. Unsec. Unsub. Bonds, 7.625%, 7/5/99 NLG                                                    2,350,000       1,387,241
       Treasury Bills, Zero Coupon, 12.117%, 1/17/97(4) ARP                                           1,000,000         979,375
       Treasury Bills, Zero Coupon, 10.156%, 11/15/96(4) ARP                                          1,000,000         992,189
       Unsec. Unsub. Bonds, 11.50%, 8/14/01 GBP                                                       1,710,000       2,691,792
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(5)                                                                               600,000         607,500
       ------------------------------------------------------------------------------------------------------------------------
       Buenos Aires (Province of):
       Bonds, 10%, 3/5/01 DEM                                                                         1,680,000       1,148,810
       Sr. Unsec. Unsub. Medium-Term Nts., 11.50%, 10/19/98                                              50,000          51,906
                                                                                                                     ----------
                                                                                                                      8,424,647

-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.8%
       New South Wales Treasury Corp. Gtd. Bonds, 12%, 12/1/01 AUD                                    3,230,000       3,042,878
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL--6.2%
       Banco Estado Minas Gerais, 8.25%, 2/10/00                                                        650,000         612,625
       ------------------------------------------------------------------------------------------------------------------------
       Banco Nacional de Desenvolvimento Economico e Social Bonds,
       9%, 3/12/01 DEM                                                                                2,130,000       1,422,313
       ------------------------------------------------------------------------------------------------------------------------
       Brazil (Federal Republic of) Nts., Banco Estado Minas Gerais,
       7.875%, 2/10/99                                                                                  850,000         809,625
       ------------------------------------------------------------------------------------------------------------------------
       Cia Energetica de Sao Paulo Gtd. Unsec. Bonds, 9.25%, 5/10/01 DEM                              1,754,000       1,179,576
       ------------------------------------------------------------------------------------------------------------------------
       Comtel Brasileira Ltd. Nts., 10.75%, 9/26/04(6)                                                  100,000         102,375
       ------------------------------------------------------------------------------------------------------------------------
       Telecomunicacoes Brasileiras SA:
       Bonds, 13%, 2/5/99 ITL                                                                     3,340,000,000       2,297,272
       Medium-Term Nts., 11.30%, 12/9/99(3)                                                             200,000         205,750
                                                                                                                     ----------
                                                                                                                      6,629,536

-------------------------------------------------------------------------------------------------------------------------------
BULGARIA--4.1% Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(5)                     3,590,000       1,181,334
       Interest Arrears Bonds, 6.688%, 7/28/11(5)                                                     7,110,000       3,270,600
                                                                                                                     ----------
                                                                                                                      4,451,934

-------------------------------------------------------------------------------------------------------------------------------
CANADA--5.5%
       Canada (Government of) Real Return Debs., 4.517%, 12/1/21(3)(7) CAD                            7,810,000       5,919,042
-------------------------------------------------------------------------------------------------------------------------------
COSTA RICA--0.5%
       Central Bank of Costa Rica Interest Claim Bonds:
       Series A, 6.344%, 5/21/05(3)                                                                     386,773         373,237
       Series B, 6.344%, 5/21/05(3)                                                                     187,452         180,891
                                                                                                                     ----------
                                                                                                                        554,128

-------------------------------------------------------------------------------------------------------------------------------
DENMARK--2.2%
       Denmark (Kingdom of) Bonds:
       8%, 11/15/01 DKK                                                                               3,085,000         576,489
       8%, 3/15/06 DKK                                                                                9,810,000       1,793,982
                                                                                                                     ----------
                                                                                                                      2,370,471

-------------------------------------------------------------------------------------------------------------------------------
FINLAND--0.9%
       Finland (Republic of) Bonds, 7.25%, 4/18/06 FIM                                                4,000,000         909,942
-------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--4.5%
       United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                                 2,565,000       4,807,129


Oppenheimer International Bond Fund

                                                                                                 FACE              MARKET VALUE
                                                                                                 AMOUNT(1)         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.7%
       PT Hutama Karya, Zero Coupon Medium-Term Nts.:
       17.514%, 3/19/97(4) IDR                                                                   1,000,000,000     $    399,005
       17.668%, 3/26/97(4) IDR                                                                   1,000,000,000          398,019
                                                                                                                     ----------
                                                                                                                        797,024

-------------------------------------------------------------------------------------------------------------------------------
IRELAND--2.5%
       Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                             1,445,000        2,649,750
-------------------------------------------------------------------------------------------------------------------------------
ITALY--2.8% Italy (Republic of):
       Sr. Unsec. Unsub. Global Bonds, 0.777%, 7/26/99(3) JPY                                      165,000,000        1,489,259
       Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 7/15/00 ITL                          2,100,000,000        1,497,684
                                                                                                                     ----------
                                                                                                                      2,986,943

-------------------------------------------------------------------------------------------------------------------------------
JORDAN--2.3%
       Hashemite Kingdom of Jordan:
       Disc. Bonds, 6.625%, 12/23/23(3)                                                                500,000          386,250
       Interest Arrears Bonds, 6.625%, 12/23/05(3)                                                   2,335,000        2,072,313
                                                                                                                     ----------
                                                                                                                      2,458,563

-------------------------------------------------------------------------------------------------------------------------------
MEXICO--5.3%
       Banco Nacional de Comercio Exterior SNC
       International Finance BV Gtd. Nts., 8%, 8/5/03                                                  900,000          805,500
       ------------------------------------------------------------------------------------------------------------------------
       Mexican Williams Bonds, 6.631%, 11/15/08(3)                                                     500,000          435,000
       ------------------------------------------------------------------------------------------------------------------------
       United Mexican States Bonds, 10.375%, 1/29/03 DEM                                             6,460,000        4,472,508
                                                                                                                     ----------
                                                                                                                      5,713,008

-------------------------------------------------------------------------------------------------------------------------------
NORWAY--1.7%
       Norwegian Government Bonds, 9.50%, 10/31/02(8) NOK                                           10,405,000        1,842,210
-------------------------------------------------------------------------------------------------------------------------------
PANAMA--1.7% Panama (Republic of):
       Debs., 6.629%, 5/10/02(3)                                                                       886,154          850,709
       Interest Reduction Bonds, 3.50%, 7/17/14(9)                                                   1,500,000          943,125
                                                                                                                     ----------
                                                                                                                      1,793,834

-------------------------------------------------------------------------------------------------------------------------------
POLAND--1.3%
       Poland (Republic of) Treasury Bills, Zero Coupon:
       21.464%, 10/16/96(4) PLZ                                                                      1,000,000          353,419
       21.655%, 10/2/96(4) PLZ                                                                         570,000          202,620
       21.417%, 11/6/96(4) PLZ                                                                       1,100,000          384,600
       21.294%, 12/18/96(4) PLZ                                                                        180,000           61,592
       20.376%, 3/19/97(4) PLZ                                                                       1,250,000          408,878
                                                                                                                     ----------
                                                                                                                      1,411,109

-------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.5%
       Portugal (Republic of) Gtd. Bonds,
       Obrigicion do tes Medio Prazo, 11.875%, 2/23/00 PTE                                         224,000,000        1,636,403
-------------------------------------------------------------------------------------------------------------------------------
RUSSIA--1.0%
       Russia (Government of) Interest Nts., 6.547%, 12/29/49(3)(10)                                 1,600,000        1,029,500
-------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.9%
       European Bank for Reconstruction & Development
       Sr. Unsec. Medium-Term Nts., 10%, 12/20/96 CZK                                               27,050,000          997,238
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN--2.6%
       Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 SEK                                     15,100,000        2,842,326
-------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--1.8% Venezuela (Republic of):
       Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20                                            790,000          550,038
       Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(3)                             960,000          809,400
       New Money Bonds, Series A, 6.75%, 12/18/05(3)                                                   750,000          625,313
                                                                                                                     ----------
                                                                                                                      1,984,751
                                                                                                                     ----------
       Total Foreign Government Obligations (Cost $63,963,544)                                                       65,252,366

Oppenheimer International Bond Fund

                                                                                                 FACE              MARKET VALUE
                                                                                                 AMOUNT(1)         SEE NOTE 1
===============================================================================================================================
LOAN PARTICIPATIONS--5.9%
-------------------------------------------------------------------------------------------------------------------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation, Tranche A:
       1.375%, 9/4/06(3)(11) JPY                                                                   104,400,000     $    529,616
       6.625%, 9/4/06(3)(11)                                                                         2,500,000        1,740,625
       ------------------------------------------------------------------------------------------------------------------------
       Colombia (Republic of) Concorde Loan Participation, 8.625%, 1/31/98(3)(11)                       84,000           83,160
       ------------------------------------------------------------------------------------------------------------------------
       Jamaica (Government of) 1990 Refinancing Agreement Nts.:
       Tranche A, 6.50%, 10/16/00(3)(11)                                                               219,999          212,300
       Tranche B, 6.312%, 11/15/04(3)(11)                                                            1,500,000        1,252,500
       ------------------------------------------------------------------------------------------------------------------------
       Morocco (Kingdom of) Loan Participation Agreement,
       Tranche A, 6.437%, 1/1/09(3)                                                                  2,025,000        1,592,789
       ------------------------------------------------------------------------------------------------------------------------
       Trinidad & Tobago Loan Participation Agreement:
       Tranche A, 1.772%, 9/30/00(3)(11) JPY                                                        21,600,000          172,606
       Tranche B, 1.772%, 9/30/00(3)(11) JPY                                                        89,183,523          712,667
                                                                                                                     ----------
       Total Loan Participations (Cost $5,766,456)                                                                    6,296,263

===============================================================================================================================
CORPORATE BONDS AND NOTES--12.0%
-------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--4.6%
-------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.2%
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06(6)                                            200,000          207,000
-------------------------------------------------------------------------------------------------------------------------------
PAPER--4.4%
       Asia Pulp & Paper International Finance Co.,
       Zero Coupon Asian Currency Nts.:
       16.559%, 5/1/97(4) IDR                                                                    1,000,000,000          390,078
       16.551%, 5/15/97(4) IDR                                                                     550,000,000          213,175
       ------------------------------------------------------------------------------------------------------------------------
       Grupo Industrial Durango SA de CV, 12.625% Nts., 8/1/03                                       1,000,000        1,066,250
       ------------------------------------------------------------------------------------------------------------------------
       Indah Kiat International Finance Co. BV, 12.50% Sr. Sec. Gtd. Nts.,
       Series C, 6/15/06                                                                             1,300,000        1,410,500
       ------------------------------------------------------------------------------------------------------------------------
       PT Inti Indorayon Utama, Zero Coupon Promissory Nts.,
       17.234%, 2/12/97(4) IDR                                                                     800,000,000          324,419
       ------------------------------------------------------------------------------------------------------------------------
       Tjiwi Kimia International Finance Co. BV, 13.25% Sr. Gtd. Nts., 8/1/01                        1,160,000        1,302,100
                                                                                                                     ----------
                                                                                                                      4,706,522

-------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--0.5%
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.1%
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                      150,000          169,875
-------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.2%
       Unilever CR spol. s.r.o., guaranteed by Unilever NV,
       Rotterdam, The Netherlands, Zero Coupon Promissory Nts.,
       11.184%, 10/11/96(4) CZK                                                                      5,600,000          207,241
-------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.2%
       PT Polysindo Eka Perkasa:
       13% Sr. Nts., 6/15/01                                                                           185,000          203,962
       Zero Coupon Promissory Nts., 19.111%, 2/28/97(4) IDR                                         50,000,000           20,054
                                                                                                                     ----------
                                                                                                                        224,016

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.3%
-------------------------------------------------------------------------------------------------------------------------------
BANKS  & THRIFTS--3.3% Banco Bamerindus do Brasil SA:
       10.50% Debs., 6/23/97                                                                           105,000          103,688
       9% Unsec. Unsub. Bonds, 10/29/98                                                                240,000          223,200
       9.258% Unsub. Nts., 12/22/97(3)                                                                 700,000          687,313
       ------------------------------------------------------------------------------------------------------------------------
       Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                                     1,150,000        1,069,500
       ------------------------------------------------------------------------------------------------------------------------
       Banco Itamarati SA:
       10.50% Medium-Term Nts., 11/29/96                                                                50,000           50,125
       11.625% Sr. Unsec. Debs., 11/23/97                                                              350,000          360,500

Oppenheimer International Bond Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS
(CONTINUED)
       Banco Mexicano SA, 8% Sr. Unsec. Unsub.
       Exchangeable Medium-Term Nts., 11/4/98                                                      $    60,000     $     58,425
       ------------------------------------------------------------------------------------------------------------------------
       Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(4)(10) THB                      5,000,000          194,952
       ------------------------------------------------------------------------------------------------------------------------
       Siam Commercial Bank Public Ltd.,
       Zero Coupon Debs., 10.581%, 11/18/96(4)(10) THB                                              20,500,000          795,031
                                                                                                                    -----------
                                                                                                                      3,542,734
-------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.2%
-------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--0.2%
       Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07                           150,000          150,750
       ------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc.,
       Zero Coupon Sr. Sec. Disc. Nts., 12.495%, 11/15/99(4)                                            75,000           52,500
                                                                                                                     ----------
                                                                                                                        203,250

-------------------------------------------------------------------------------------------------------------------------------
OTHER--2.4%
-------------------------------------------------------------------------------------------------------------------------------
SERVICES--2.4%
       CE Casecnan Water & Energy, Inc.:
       11.45% Sr. Nts., Series A, 11/15/05                                                             500,000          538,750
       11.95% Sr. Nts., Series B, 11/15/10                                                             200,000          217,000
       ------------------------------------------------------------------------------------------------------------------------
       Grupo Elektra SA de CV, 12.75% Sr. Nts., 5/15/01(6)                                           1,000,000        1,050,000
       ------------------------------------------------------------------------------------------------------------------------
       Sociedad Comercial del Plata SA:
       11.50% Medium-Term Nts., 5/9/00                                                                 560,000          568,750
       11.50% Medium-Term Nts., 5/9/00(11)                                                             200,000          203,000
                                                                                                                     ----------
                                                                                                                      2,577,500

-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%
-------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.1%
       Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                                 150,000          161,250
-------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(6)                    579,160          613,730
       ------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.3%
       Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(11)(12)                                           75,000           60,563
       ------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(12)                     400,000          248,000
                                                                                                                     ----------
                                                                                                                        308,563
                                                                                                                     ----------
       Total Corporate Bonds and Notes (Cost $12,744,033)                                                            12,921,681

                                                                                                   UNITS
===============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA Wts., Exp. 11/03(11)                                                        400            2,000
       ------------------------------------------------------------------------------------------------------------------------
       Venezuela Government Wts., Exp. 4/20                                                              3,950               --
                                                                                                                     ----------
       Total Rights, Warrants and Certificates (Cost $0)                                                                  2,000

                                                                                                   FACE
                                                                                                   AMOUNT(1)
===============================================================================================================================
STRUCTURED INSTRUMENTS--17.2%
-------------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, New York Branch:
       6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                              $   300,000          294,075
       14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates
       of Greek Drachma and European Currency Unit)                                                    450,000          442,980

Oppenheimer International Bond Fund

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT(1)      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS
(CONTINUED)
       Canadian Imperial Bank of Commerce, New York Branch:
       14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates
       of Greek Drachma and European Currency Unit)                                                 $  800,000     $    789,920
       16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,
       Zero Coupon, 4/9/97)                                                                          3,000,000        2,982,000
       17% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
       Zero Coupon, 2/19/97)                                                                           750,000          747,000
       17% CD Linked Nts., 4/2/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 3/26/97)                                                                           500,000          497,000
       17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
       Zero Coupon, 2/19/97)                                                                         1,200,000        1,195,200
       ------------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden Bank NV, Prague Branch,
       Zero Coupon Promissory Nts., 10.516%, 4/28/97(4) CZK                                          6,150,000          214,896
       ------------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden (U.S.) Capital Holdings Corp.:
       Zero Coupon Chilean Peso Linked Nts., 11.122%, 12/11/96(4)                                      980,000          952,756
       Zero Coupon Chilean Peso Linked Nts., 11.813%, 6/23/97(4)                                       600,000          544,860
       Zero Coupon Chilean Peso Linked Nts., 11.741%, 6/24/97(4)                                       600,000          544,680
       Zero Coupon Czech Crown Linked Nts., 11.911%, 6/26/97(4)                                        600,000          563,220
       Zero Coupon Indian Rupee Linked Nts., 15.675%, 12/20/96(4)                                    1,000,000          965,100
       ------------------------------------------------------------------------------------------------------------------------
       Morgan Guaranty Trust Co. of New York, Nassau Branch,
       Zero Coupon Indian Rupee Currency Linked Nts., 17.392%, 11/27/96(4)                             900,000          881,479
       ------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.:
       12.384%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         200,000          194,420
       12.38%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         200,000          194,420
       12.638%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         120,000          116,652
       12.886%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         100,000           97,210
       9.896%, 5/2/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 5/3/97)(4)                                                                         450,000          421,515
       ------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Chilean Peso
       Indexed Enhanced Access Nts.:
       11.792%, 12/11/96(4)                                                                          1,000,000          974,200
       12.145%, 12/11/96(4)                                                                          1,000,000          974,000
       11.406%, 12/13/96(4)                                                                          1,000,000          969,800
       11.381%, 12/20/96(4)                                                                          1,000,000          972,000
       ------------------------------------------------------------------------------------------------------------------------
       Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts., 6/20/97 (indexed to the closing Nikkei 225 Index on 1/23/97,
       5 yr. & 3 mos. Japanese Yen Swap rate & New Zealand Dollar)                                     400,000          395,940
       ------------------------------------------------------------------------------------------------------------------------
       United Mexican States Linked Nts., 11/27/96 (indexed to the greater
       of Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                                  1,300,000        1,583,292
                                                                                                                    -----------
       Total Structured Instruments (Cost $18,469,070)                                                               18,508,615

Oppenheimer International Bond Fund

                                                                                                                  MARKET VALUE
                                                                        DATE        STRIKE          CONTRACTS     SEE NOTE 1
==============================================================================================================================
PUT OPTIONS PURCHASED--0.2%
------------------------------------------------------------------------------------------------------------------------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                               10/96       $28.125            1,750       $    5,250
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                               10/96       $28.75             1,750            4,375
       Interest Arrears Bonds, 6.688%, 7/28/11 Put Opt.                 10/96       $40.875            3,400                1
       Interest Arrears Bonds, 6.688%, 7/28/11 Put Opt.                 10/96       $41.375            3,400               13
       -----------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Treasury Bonds, Buoni del Tesoro
       Poliennali, 9.50%, 5/1/01 Put Opt.                               7/97         99.96 ITL         1,842           12,714
       -----------------------------------------------------------------------------------------------------------------------
       Swiss Franc Put Opt.                                             10/96         1.22 CHF     7,639,344          203,902
                                                                                                                  -----------
       Total Put Options Purchased (Cost $351,770)                                                                    226,255


                                                                                                    FACE
                                                                                                    AMOUNT(1)
===============================================================================================================================
REPURCHASE AGREEMENT--3.3%

-------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman,  Sachs & Co., 5.62%, dated 9/30/96, to be repurchased at $3,500,546 on 10/1/96,  collateralized by U.S. Treasury
       Bonds, 8.875%--11.125%, 8/15/03--8/15/17, with a value
       of $3,574,041 (Cost $3,500,000)                                                              $3,500,000        3,500,000

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $105,246,914)                                                           99.7%     107,270,820
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            0.3          347,051
                                                                                                    ----------     ------------
NET ASSETS                                                                                               100.0%    $107,617,871
                                                                                                    ==========     ============


       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
       ARP --Argentine Peso                         IEP--Irish Punt
       AUD --Australian Dollar                      ITL--Italian Lira
       CAD --Canadian Dollar                        JPY--Japanese Yen
       CHF --Swiss Franc                            NLG--Netherlands Guilder
       CZK --Czech Koruna                           NOK--Norwegian Krone
       DEM--German Deutsche Mark                    PLZ--Polish Zloty
       DKK --Danish Krone                           PTE--Portuguese Escudo
       FIM --Finnish Markka                         SEK--Swedish Krona
       GBP --British Pound Sterling                 THB--Thai Baht
       IDR --Indonesian Rupiah

       2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. 3. Represents the current interest rate for a variable rate security. 4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

Oppenheimer International Bond Fund

       5. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                   FACE SUBJECT         EXPIRATION     EXERCISE         PREMIUM     MARKET VALUE
                                                   TO CALL              DATE           PRICE            RECEIVED      SEE NOTE 1
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Banco Hipotecario Nacional
        (Argentina) Medium-Term Nts.,
        10.625%, 8/7/06                              600,000            8/00           $100.00          $ 5,520         $  9,600
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Front-Loaded Interest Reduction
        Bearer Bonds, Tranche A, 2.25%, 7/28/12    1,750,000            12/96            32.75           13,125           44,625
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Front-Loaded Interest Reduction
        Bearer Bonds, Tranche A, 2.25%, 7/28/12    1,750,000            12/96           32.125            9,975           47,250
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Interest Arrears Bonds, 6.688%, 7/28/11    3,400,000            11/96           45.375           22,100           39,100
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Interest Arrears Bonds, 6.688%, 7/28/11    3,400,000            11/96           45.188           22,100           42,500
                                                                                                        -------         --------
                                                                                                        $72,820         $183,075
                                                                                                        =======         ========


        6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,142,980 or 1.99% of the Fund's net assets, at September 30, 1996.
        7. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.
        8. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
        9. Represents the current interest rate for an increasing rate security.
        10. When-issued security to be delivered and settled after September 30, 1996.
        11. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
        12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

        See accompanying Notes to Financial Statements.


Oppenheimer International Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996



================================================================================================================================
ASSETS
        Investments, at value (cost $105,246,914)--see accompanying statement                                       $107,270,820
        ------------------------------------------------------------------------------------------------------------------------

        Cash                                                                                                             615,444
        ------------------------------------------------------------------------------------------------------------------------
        Unrealized appreciation on forward foreign currency
        exchange contracts--Note 5                                                                                        27,610
        ------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                               3,236,083
        Interest                                                                                                       2,585,546
        Shares of beneficial interest sold                                                                             1,312,326
        Closed forward foreign currency exchange contracts                                                               112,082
        ------------------------------------------------------------------------------------------------------------------------
        Deferred organization costs--Note 1                                                                               11,338
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                              1,862
                                                                                                                    ------------
        Total assets                                                                                                 115,173,111

================================================================================================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency
        exchange contracts--Note 5                                                                                         8,744
        ------------------------------------------------------------------------------------------------------------------------
        Options written, at value (premiums received $72,820)--
        see accompanying statement--Note 6                                                                               183,075
        ------------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased                                                                                          6,611,001
        Dividends                                                                                                        267,700
        Shares of beneficial interest redeemed                                                                           245,867
        Closed forward foreign currency exchange contracts                                                                85,378
        Distribution and service plan fees                                                                                51,307
        Transfer and shareholder servicing agent fees                                                                     11,276
        Other                                                                                                             90,892
                                                                                                                    ------------
        Total liabilities                                                                                              7,555,240

================================================================================================================================
NET ASSETS                                                                                                          $107,617,871
                                                                                                                    ============

================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                             $104,210,304
        ------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investments and
        foreign currency transactions                                                                                  1,480,266
        ------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation of
        assets and liabilities denominated in foreign currencies                                                       1,927,301
                                                                                                                    ------------
        Net assets                                                                                                  $107,617,871
                                                                                                                    ============

================================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $52,128,047 and 9,494,568 shares of beneficial interest outstanding)                                            $5.49
        Maximum offering price per share (net asset value plus sales charge
        of 4.75% of offering price)                                                                                        $5.76

        ------------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $45,207,455 and 8,246,151 shares of beneficial interest outstanding)                                 $5.48

        ------------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $10,282,369 and 1,876,082 shares of beneficial interest outstanding)                                 $5.48

        See accompanying Notes to Financial Statements.

Oppenheimer International Bond Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

================================================================================================================================
INVESTMENT INCOME
        Interest (net of foreign withholding taxes of $5,130)                                                         $4,624,080


================================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                          311,128
        ------------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                           43,913
        Class B                                                                                                          178,039
        Class C                                                                                                           40,141
        ------------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                             78,316
        ------------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                               61,884
        ------------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                       57,326
        ------------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                           15,821
        Class B                                                                                                           14,817
        Class C                                                                                                            3,412
        ------------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                           15,402
        ------------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                                        1,957
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                             11,068
                                                                                                                      ----------
        Total expenses                                                                                                   833,224
        Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                                 (41,927)
                                                                                                                      ----------
        Net expenses                                                                                                     791,297

================================================================================================================================
NET INVESTMENT INCOME                                                                                                  3,832,783


================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)                                      1,466,199
        Closing and expiration of options written                                                                        102,322
        Foreign currency transactions                                                                                    (18,625)
                                                                                                                      ----------
        Net realized gain                                                                                              1,549,896

        ------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                                    2,138,504
        Translation of assets and liabilities denominated in foreign currencies                                         (299,254)
                                                                                                                      ----------
        Net change                                                                                                     1,839,250
                                                                                                                      ----------
        Net realized and unrealized gain                                                                               3,389,146

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $7,221,929
                                                                                                                      ==========


        See accompanying Notes to Financial Statements.


Oppenheimer International Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED        PERIOD ENDED
                                                                                                   SEPTEMBER 30,     SEPTEMBER 30,
                                                                                                   1996              1995(1)
===============================================================================================================================
OPERATIONS
       Net investment income                                                                       $  3,832,783      $  108,803
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                                       1,549,896            (189)
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                          1,839,250          88,051
                                                                                                   ------------      ----------
       Net increase in net assets resulting from operations                                           7,221,929         196,665

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                       (1,931,780)        (76,404)
       Class B                                                                                       (1,609,969)        (29,790)
       Class C                                                                                         (360,475)         (2,609)

===============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net  increase  in  net  assets   resulting   from   beneficial   interest
       transactions--Note 2:
       Class A                                                                                       46,551,563       3,923,812
       Class B                                                                                       40,565,844       3,212,495
       Class C                                                                                        9,758,157         198,433

===============================================================================================================================
NET ASSETS
       Total increase                                                                               100,195,269       7,422,602
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                            7,422,602              --
                                                                                                   ------------      ----------
       End of period                                                                               $107,617,871      $7,422,602
                                                                                                   ============      ==========


       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

       See accompanying Notes to Financial Statements.


Oppenheimer International Bond Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A                     CLASS B                     CLASS C
                                                ------------------------    ------------------------    ------------------------
                                                YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                1996          1995(1)       1996        1995(1)         1996        1995(1)
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                                         $5.10         $5.00         $5.10       $5.00           $5.09       $5.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .52           .15           .48         .14             .48         .14
Net realized and unrealized gain                    .40           .10           .39         .10             .39         .09
                                                -------       -------       -------     -------         -------     -------
Total income from
investment operations                               .92           .25           .87         .24             .87         .23
-----------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from
net investment income                              (.53)         (.15)         (.49)       (.14)           (.48)       (.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.49         $5.10         $5.48       $5.10           $5.48       $5.09
                                                =======       =======       =======     =======         =======     =======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               18.82%         5.13%        17.71%       4.92%          17.92%       4.73%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $52,128        $3,984       $45,207      $3,238         $10,282       $201
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                  $19,817        $2,566       $17,891      $1,125          $4,039       $ 97
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              9.60%         9.94%(3)      8.81%       9.20%(3)        8.76%      9.36%(3)
Expenses, before voluntary
reimbursement by the Manager                       1.59%         1.59%(3)      2.36%       2.21%(3)        2.36%      2.26%(3)
Expenses, net of voluntary
reimbursement by the Manager                       1.49%         0.41%(3)      2.26%       0.89%(3)        2.25%      0.85%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        273.3%        122.0%        273.3%      122.0%          273.3%     122.0%

       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.
       2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
       3. Annualized.
       4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are
       excluded  from  the  calculation.   Purchases  and  sales  of  investment
       securities  (excluding  short-term   securities)  for  the  period  ended
       September 30, 1996 were $161,923,766 and $93,759,294, respectively.

       See accompanying Notes to Financial Statements.

Oppenheimer International Bond Fund

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) primarily from foreign debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        -----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        -----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        -----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Oppenheimer International Bond Fund

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        ORGANIZATION COSTS. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

        -----------------------------------------------------------------------
        CLASSIFICATION  OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                        During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $13,482. Accumulated net realized gain on investments was decreased by the same amount. In addition, to properly reflect foreign currency gain in the components of capital, $55,959 of foreign exchange gain determined accord- ing to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        -----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED SEPTEMBER 30, 1996              PERIOD ENDED SEPTEMBER 30, 1995(1)
                                                       -----------------------------              ----------------------------------
                                                       SHARES               AMOUNT                SHARES             AMOUNT
       ----------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                             9,721,751           $51,914,821             909,822          $4,576,888
       Dividends reinvested                               246,015             1,320,886               6,117              30,991
       Redeemed                                        (1,254,497)           (6,684,144)           (134,640)           (684,067)
                                                       ----------           -----------            --------          ----------
       Net increase                                     8,713,269           $46,551,563             781,299          $3,923,812
                                                       ==========           ===========            ========          ==========

       ----------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                             8,129,566           $43,322,204             633,620          $3,203,816
       Dividends reinvested                               172,750               925,063               4,019              20,381
       Redeemed                                          (691,490)           (3,681,423)             (2,314)            (11,702)
                                                       ----------           -----------            --------          ----------
       Net increase                                     7,610,826           $40,565,844             635,325          $3,212,495
                                                       ==========           ===========            ========          ==========

       ---------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                             1,915,475           $10,177,624              39,665          $  199,624
       Dividends reinvested                                35,740               192,431                 392               1,981
       Redeemed                                          (114,564)             (611,898)               (626)             (3,172)
                                                       ----------          ------------            --------          ----------
       Net increase                                     1,836,651          $  9,758,157              39,431          $  198,433
                                                       ==========          ============            ========          ==========



       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

Oppenheimer International Bond Fund

==============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At September 30, 1996, net unrealized appreciation on investments and options written of $1,913,651 was composed of gross appreciation of $2,723,838, and gross depreciation of $810,187.

==============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. Effective September 20, 1996, the Manager discontinued its voluntary undertaking to reimburse Fund expenses to the level needed to maintain a stable dividend.

                        For the  year  ended  September  30,  1996,  commissions
        (sales charges paid by investors) on sales of Class A shares totaled $455,830, of which $126,085 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,115,490 and $77,326, of which $26,260 and $1,600, respectively, was paid to an affiliated broker/dealer. During the period ended September 30, 1996, OFDI received contingent deferred sales charges of $32,060 and $3,260, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $2,532 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                        The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI retained $168,499 and $36,849, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $1,331,917 for Class B and $119,763 for Class C.

Oppenheimer International Bond Fund

==============================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                        The  Fund  uses  forward  contracts  to seek  to  manage
        foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                        Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                        Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                        Risks   include   the   potential   inability   of   the
        counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                            CONTRACT AMOUNT       VALUATION AS OF      UNREALIZED      UNREALIZED
        CONTRACTS TO PURCHASE          EXPIRATION DATE      (000S)                SEPTEMBER 30, 1996   APPRECIATION    DEPRECIATION
        ---------------------------------------------------------------------------------------------------------------------------
        Danish Krone (DKK)             10/2/96                 5,511 DKK          $  941,077            $    --              $1,212
        Italian Lira (ITL)             10/1/96                 3,854 ITL               2,532                  6                  --
        Japanese Yen (JPY)             10/2/96                60,030 JPY             538,990                 --               7,532
                                                                                  ----------            -------              ------
                                                                                  $1,482,599                  6               8,744
                                                                                  ==========            -------              ------

        Contracts to Sell
        ---------------------------------------------------------------------------------------------------------------------------
        Finnish Markka (FIM)           10/2/96--12/2/96       16,245 FIM          $3,562,197            $14,083              $   --
        Japanese Yen (JPY)             10/28/96               28,000 JPY             252,068              8,334                  --
        Swedish Krona (SEK)            11/1/96                 9,260 SEK           1,397,244              4,640                  --
        Swiss Franc (CHF)              1/3/97                  1,630 CHF           1,313,111                547                  --
                                                                                  ----------            -------              ------
                                                                                  $6,524,620             27,604                  --
                                                                                  ==========            -------              ------
        Total Unrealized Appreciation and Depreciation                                                  $27,610              $8,744
                                                                                                        =======              ======



Oppenheimer International Bond Fund

==============================================================================
6. OPTION ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:


                                                 CALL OPTIONS                                 PUT OPTIONS
                                                 ---------------------------------            -------------------------
                                                 NUMBER OF               AMOUNT OF            NUMBER OF       AMOUNT OF
                                                 OPTIONS                 PREMIUMS             OPTIONS         PREMIUMS
        ---------------------------------------------------------------------------------------------------------------

        Options outstanding at
        September 30, 1995                                 245          $    1,350                 --         $      --
        Options written                             13,149,735             200,591              1,575            54,483
        Options closed or expired                  (12,635,736)           (124,987)            (1,575)          (54,483)
        Options exercised                             (503,344)             (4,134)                --                --
                                                   -----------          ----------            -------         ---------
        Options outstanding at
        September 30, 1996                              10,900          $   72,820                 --         $      --
                                                   ===========          ==========            =======         =========




==============================================================================
7. ILLIQUID AND RESTRICTED
   SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $4,969,037, which represents 4.62% of the Fund's net assets.

 Oppenheimer International Bond Fund

                                   Appendix A


                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric
Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing &  Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  &  Loans
Shipping
Special  Purpose  Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian of Portfolio Securities
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

                       OPPENHEIMER INTERNATIONAL BOND FUND

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits
--------          ---------------------------------
         (a)      Financial Statements:


                  (1) Financial Highlights (See Parts A and B): Filed herewith.


                  (2) Report of Independent Auditors (See Part B): Filed herewith.

                  (3) Statement of Investments (See Part B): Filed herewith.

                  (4)      Statement of Assets and Liabilities (See Part B):
                           Filed herewith.

                  (5) Statement of Operations (See Part B): Filed herewith.

                  (6)      Statement of Changes in Net Assets (See Part B):
                           Filed herewith.

                  (7) Notes to Financial Statements (See Part B): Filed herewith.

         (b)      Exhibits:

                  (1)      (i)      Registrant's Declaration of Trust dated
                           2/28/95: Previously filed with Registrant's
                           Registration Statement, 3/3/95, and incorporated herein by reference.

                           (ii) Amended and Restated Declaration of Trust dated 5/16/95: Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                  (2) By-Laws dated 2/28/95: Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                  (3)      Not applicable.

                  (4)      (i)      Specimen Class A Share Certificate: Filed
                           herewith.

                           (ii) Specimen Class B Share Certificate: Filed herewith.

                           (iii)Specimen Class C Share Certificate: Filed herewith.

                  (5) Form of Investment Advisory Agreement: Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                  (6)      (i)      Form of General Distributor's Agreement:
                           Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                           (ii) Form of Oppenheimer Funds Distributor, Inc. Dealer Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (iii)Form of Oppenheimer Funds Distributor, Inc. Broker Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (iv) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated October 1, 1986: Previously filed with Post-Effective Amendment No. 25 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94 pursuant to Item 102 of
                           Regulation S-T and incorporated herein by reference.

                  (7)      Not applicable.

                  (8) Form of Custodian Agreement between Registrant and The Bank of New York: Previously filed with Registrant's Registration Statement, 3/3/95, and incorporated herein by reference.

                  (9)      Not applicable.

                  (10) Opinion and Consent of Counsel: Previously filed with Registrant's Pre-Effective Amendment No. 2, 5/30/95, and incorporated herein by reference.

                  (11)     Independent Auditors' Consent: Filed herewith.

                  (12)     Not applicable.

                  (13) Investment Letter from Oppenheimer Management Corporation to Registrant: Previously filed with Registrant's Pre-Effective Amendment No. 2, 5/30/95, and incorporated herein by reference.

                  (14)     (i)      Form of prototype Standardized and Non-
                           Standardized Profit-Sharing Plans and Money Purchase Plans for self-employed persons and corporations:
                           Filed with Post-Effective Amendment No. 3 to the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-23799), 1/31/92, and
                           refiled with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-23799), 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                           (ii)     Form of Individual Retirement Account Trust
                           Agreement: Previously filed with Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93 and incorporated herein by reference.

                           (iii)Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

                           (iv)     Form of Simplified Employee Pension IRA:
                           Previously filed with Post-Effective Amendment No. 42 to the Registration Statement of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

                           (v) Form of Prototype 401(k) Plan: Previously filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95,
                           and incorporated herein by reference.

                  (15)     (i) Form of Service  Plan and  Agreement  for Class A
                           shares under Rule 12b-1: Previously filed with Registrant's Registration Statement, 3/3/95, and incorporated herein by reference.

                           (ii) Form of Distribution and Service Plan and Agreement for Class B shares under Rule 12b-1:
                           Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                           (iii)Form of Distribution and Service Plan and Agreement for Class C shares under Rule 12b-1:
                           Previously filed with Registrant's Pre-Effective Amendment No. 1, 5/16/95, and incorporated herein by reference.

                  (16) Performance Data Computation Schedule: Filed herewith.

                  (17)     (i)   Financial Data Schedule for Class A shares for
                           the six-month period ended 9/30/96:  Filed herwith.

                           (ii) Financial Data Schedule for Class B shares for the six-month period ended 9/30/96: Filed herwith.

                           (iii)Financial Data Schedule for Class C shares for the six-month period ended 9/30/96: Filed herewith.

                  (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Previously filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (Reg. No. 33-23566), 11/1/95, and incorporated herein by reference.


                  ---      Powers of Attorney: For Sam Freeman, Trustee:
                           Filed Herewith. For all other Trustees, their respective Powers of Attorney were previously filed with Registrant's Registration Statement, 3/3/95, and are incorporated herein by reference.


Item 25.          Persons Controlled by or Under Common Control with
--------          --------------------------------------------------------
                  Registrant
                  ----------
                  None

Item 26.          Number of Holders of Securities
--------          -------------------------------


                                                          Number of Record
                                                          Holders as of
         Title of Class                                   December 31, 1996
         --------------                                   --------------------

         Class A Shares of Beneficial Interest            3,703
         Class B Shares of Beneficial Interest            3,410
         Class C Shares of Beneficial Interest              574


Item 27.          Indemnification
--------          ---------------

         Reference is made to the provisions of Article Seventh of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------


        (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position                                           Other Business and Connections with
OppenheimerFunds, Inc.                                            During the Past Two Years
---------------------------                                       --------------------------------------
Mark J.P. Anson,
Vice President                                                    Vice President of Oppenheimer Real
                                                                  Asset Management, Inc. ("ORAMI");
                                                                  formerly Vice President of Equity
                                                                  Derivatives at Salomon Brothers, Inc.

Peter M. Antos,
Senior Vice President                                             An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; Senior Vice

                                       C-4




                                                                  President of HarbourView; prior to
                                                                  March, 1996 he was the senior equity
                                                                  portfolio manager for the Panorama
                                                                  Series Fund, Inc. (the "Company") and
                                                                  other mutual funds and pension funds
                                                                  managed by G.R. Phelps & Co. Inc.
                                                                  ("G.R. Phelps"), the Company's former
                                                                  investment adviser, which was a
                                                                  subsidiary of Connecticut Mutual Life
                                                                  Insurance Company; was also responsible
                                                                  for managing the common stock
                                                                  department and common stock investments
                                                                  of Connecticut Mutual Life Insurance
                                                                  Co.

Lawrence Apolito,
Vice President                                                    None.

Victor Babin,
Senior Vice President                                             None.

Bruce Bartlett,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly     a
                                                                  Vice President
                                                                  and     Senior
                                                                  Portfolio
                                                                  Manager     at
                                                                  First       of
                                                                  America
                                                                  Investment
                                                                  Corp.

Ellen Batt,
Assistant Vice President                                          None

Kathleen Beichert,
Assistant Vice President                                          Formerly employed by Smith Barney, Inc.

David Bernard,
Vice President                                                    Previously a Regional Sales Director
                                                                  for Retirement Plan Services at Charles
                                                                  Schwab & Co., Inc.
Robert J. Bishop,
Vice President                                                    Assistant Treasurer of the Oppenheimer
                                                                  Funds (listed below); previously a Fund
                                                                  Controller for OppenheimerFunds, Inc.
                                                                  (the "Manager").


                                       C-5




George Bowen,
Senior Vice President & Treasurer                                 Treasurer of the New York-based
                                                                  Oppenheimer Funds; Vice President,
                                                                  Assistant Secretary and Treasurer of
                                                                  the Denver-based Oppenheimer Funds.
                                                                  Vice President and Treasurer of
                                                                  OppenheimerFunds Distributor, Inc. (the
                                                                  "Distributor") and HarbourView Asset
                                                                  Management Corporation ("HarbourView"),
                                                                  an investment adviser subsidiary of the
                                                                  Manager; Senior Vice President,
                                                                  Treasurer, Assistant Secretary and a
                                                                  director of Centennial Asset Management
                                                                  Corporation ("Centennial"), an
                                                                  investment adviser subsidiary of the
                                                                  Manager; Vice President, Treasurer and
                                                                  Secretary of Shareholder Services, Inc.
                                                                  ("SSI") and Shareholder Financial
                                                                  Services, Inc. ("SFSI"), transfer agent
                                                                  subsidiaries of the Manager; Director,
                                                                  Treasurer and Chief Executive Officer
                                                                  of MultiSource Services, Inc.; Vice
                                                                  President and Treasurer of Oppenheimer
                                                                  Real Asset Management, Inc.; President,
                                                                  Treasurer and Director of Centennial
                                                                  Capital Corporation; Vice President and
                                                                  Treasurer of Main Street Advisers.

Scott Brooks,
Assistant Vice President                                          None.

Susan Burton,
Assistant Vice President                                          Previously a Director of Educational
                                                                  Services for H.D. Vest Investment
                                                                  Securities, Inc.

Michael A. Carbuto,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  Centennial.

Ruxandra Chivu,
Assistant Vice President                                          None.


                                       C-6




O. Leonard Darling,
Executive Vice President                                          Formerly Co-Director of Fixed Income
                                                                  for State Street Research & Management
                                       Co.

Robert A. Densen,
Senior Vice President                                             None.

Robert Doll, Jr.,
Executive Vice President and
Director                                                          An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

John Doney,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director                                      Secretary of the New York-based
                                                                  Oppenheimer Funds; Vice President and
                                                                  Secretary of the Denver-based
                                                                  Oppenheimer Funds; Secretary of the
                                                                  Oppenheimer Quest and Oppenheimer
                                                                  Rochester Funds; Executive Vice
                                                                  President, Director and General Counsel
                                                                  of the Distributor; President and a
                                                                  Director of Centennial; Chief Legal
                                                                  Officer and a Director of MultiSource
                                                                  Services, Inc.; President and a
                                                                  Director of Oppenheimer Real Asset
                                                                  Management, Inc.; Executive Vice
                                                                  President, General Counsel and Director
                                                                  of SFSI and SSI; formerly Senior Vice
                                                                  President and Associate General Counsel
                                                                  of the Manager and the Distributor.

George Evans,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Scott Farrar,
Vice President                                                    Assistant Treasurer of the New York-
                                                                  based and Denver-based Oppenheimer
                                                                  funds.

                                       C-7




Katherine P. Feld,
Vice President and Secretary                                      Vice President and Secretary of
                                                                  OppenheimerFunds Distributor, Inc.;
                                                                  Secretary of HarbourView Asset
                                                                  Management Corporation, MultiSource
                                                                  Services, Inc. and Centennial Asset
                                                                  Management Corporation; Secretary, Vice
                                                                  President and Director of Centennial
                                                                  Capital Corporation; Vice President and
                                                                  Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                                                An officer, Director and/or portfolio
                                                                  manager of certain Oppenheimer funds.
                                                                  Formerly Chairman of the Board and
                                                                  Director of Rochester Fund
                                                                  Distributors, Inc. ("RFD"), President
                                                                  and Director of Fielding Management
                                                                  Company, Inc. ("FMC"), President and
                                                                  Director of Rochester Capital Advisors,
                                                                  Inc. ("RCAI"), Managing Partner of
                                                                  Rochester Capital Advisors, L.P.,
                                                                  President and Director of Rochester
                                                                  Fund Services, Inc. ("RFS"), President
                                                                  and Director of Rochester Tax Managed
                                                                  Fund, Inc.
John Fortuna,
Vice President                                                    None.

Jon S. Fossel,
Chairman of the Board                                             Director of OAC, the Manager's parent
                                                                  holding company; President, CEO and a
                                                                  director of HarbourView; a director of
                                                                  SSI and SFSI; President, Director,
                                                                  Trustee, and Managing General Partner
                                                                  of the Denver-based Oppenheimer Funds;
                                                                  President and Chairman of the Board of
                                                                  Main Street Advisers, Inc.; formerly
                                                                  Chief Executive Officer of the Manager.



                                       C-8




Patricia Foster,
Vice President                                                    Formerly she held the following
                                                                  positions:  An officer of certain
                                                                  Oppenheimer funds; Secretary and
                                                                  General Counsel of Rochester Capital
                                                                  Advisors, L.P. and Secretary of
                                                                  Rochester Tax Managed Fund, Inc.

Robert G. Galli,
Vice Chairman                                                     Trustee of the New York-based
                                                                  Oppenheimer Funds; Vice President and
                                                                  Counsel of OAC; formerly he held the
                                                                  following positions: Vice President and
                                                                  a director of HarbourView and
                                                                  Centennial, a director of SFSI and SSI,
                                                                  an officer of other Oppenheimer Funds.

Linda Gardner,
Assistant Vice President                                          None.

Janelle Gellermann,
Assistant Vice President                                          None.

Jill Glazerman,
Assistant Vice President                                          None.

Ginger Gonzalez,
Vice President, Director of
Marketing Communications                                          Formerly 1st Vice President/Director of
                                                                  Graphic and Print Communications for
                                                                  Shearson Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President                                          Formerly served as a Strategy
                                                                  Consultant for the Private Client
                                                                  Division of Merrill Lynch.

Caryn Halbrecht,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly  Vice
                                                                  President   of
                                                                  Fixed   Income
                                                                  Portfolio
                                                                  Management  at
                                                                  Bankers Trust.


                                       C-9




Barbara Hennigar,
Executive Vice President and
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the Manager                               President and Director of SFSI;
                                                                  President and Chief Executive Officer
                                                                  of SSI.


Dorothy Hirshman,
Assistant Vice President                                          None.

Alan Hoden,
Vice President                                                    None.

Merryl Hoffman,
Vice President                                                    None.


Scott T. Huebl,
Assistant Vice President                                          None.

Richard Hymes,
Assistant Vice President                                          None.

Jane Ingalls,
Assistant Vice President                                          Formerly a Senior Associate with
                                                                  Robinson, Lake/Sawyer Miller.

Ronald Jamison,
Vice President                                                    Formerly Vice President and Associate
                                                                  General Counsel at
                                                                  Prudential Securities, Inc.

Frank Jennings,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.
                                                                  Formerly     a
                                                                  Managing
                                                                  Director    of
                                                                  Global
                                                                  Equities    at
                                                                  Paine Webber's
                                                                  Mitchell
                                                                  Hutchins
                                                                  division.

Heidi Kagan,
Assistant Vice President                                          None.

Thomas W. Keffer,

                                      C-10




Vice President                                                    Formerly Senior Managing Director of
                                                                  Van Eck Global.

Avram Kornberg,
Vice President                                                    Formerly a Vice President with Bankers
                                                                  Trust.

Paul LaRocco,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Securities Analyst for Columbus Circle
                                                                  Investors.

Michael Levine,
Assistant Vice President                                          None.

Stephen F. Libera,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; a Vice President of
                                                                  HarbourView; prior to March, 1996 he
                                                                  was the senior bond portfolio manager
                                                                  for Panorama Series Fund, Inc., other
                                                                  mutual funds and pension accounts
                                                                  managed by G.R. Phelps; was also
                                                                  responsible for managing the public
                                                                  fixed-income securities department at
                                                                  Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                                                    None.

Loretta McCarthy,
Executive Vice President                                          None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                                                      President, Director and Trustee of the
                                                                  New York-based and the Denver-based
                                                                  Oppenheimer funds; President and a
                                                                  Director of OAC, HarbourView and
                                                                  Oppenheimer Partnership Holdings, Inc.;
                                                                  Director of ORAMI; Chairman and
                                                                  Director of SSI; a Director of
                                                                  Oppenheimer Real Asset Management, Inc.

                                      C-11




Timothy Martin,
Assistant Vice President                                          Formerly Vice President, Mortgage
                                                                  Trading, at S.N. Phelps & Co.,Salomon
                                                                  Brothers, and Kidder Peabody.

Sally Marzouk,
Vice President                                                    None.

Lisa Migan,
Assistant Vice President,                                         None.

Robert J. Milnamow,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Portfolio Manager with Phoenix
                                                                  Securities Group.

Denis R. Molleur,
Vice President                                                    None.

Kenneth Nadler,
Vice President                                                    None.

David Negri,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Barbara Niederbrach,
Assistant Vice President                                          None.

Robert A. Nowaczyk,
Vice President                                                    None.

Robert E. Patterson,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

John Pirie,
Assistant Vice President                                          Formerly a Vice President with Cohane
                                                                  Rafferty Securities, Inc.

Tilghman G. Pitts III,
Executive Vice President                                          Chairman and Director of the
                                                                  Distributor.

                                      C-12





Jane Putnam,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.
                                                                  Formerly
                                                                  Senior
                                                                  Investment
                                                                  Officer    and
                                                                  Portfolio
                                                                  Manager   with
                                                                  Chemical Bank.

Russell Read,
Vice President                                                    Consultant for Prudential Insurance on
                                                                  behalf of the General Motors Pension
                                                                  Plan.

Thomas Reedy,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly a
                                                                  Securities Analyst for the Manager.

David Robertson,
Vice President                                                    None.

Adam Rochlin,
Vice President                                                    Formerly a Product Manager for
                                                                  Metropolitan Life Insurance Company.

Michael S. Rosen
Vice President; President:
Rochester Division                                                An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds. Formerly
                                                                  Vice President of RFS, President and
                                                                  Director of RFD, Vice President and
                                                                  Director of FMC, Vice President and
                                                                  director of RCAI, General Partner of
                                                                  RCA, an officer and/or portfolio
                                                                  manager of certain Oppenheimer funds.

David Rosenberg,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Richard H. Rubinstein,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly  Vice
                                                                  President  and
                                                                  Portfolio
                                                                  Manager/Security
                                                                  Analyst    for
                                                                  Oppenheimer
                                                                  Capital Corp.,
                                                                  an

                                      C-13




                                                                  investment adviser.

Lawrence Rudnick,
Assistant Vice President                                          Formerly Vice President of Dollar Dry
                                                                  Dock Bank.

James Ruff,
Executive Vice President                                          None.

Ellen Schoenfeld,
Assistant Vice President                                          None.

Stephanie Seminara,
Vice President                                                    Formerly Vice President of Citicorp
                                                                  Investment Services.

Diane Sobin,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;
                                                                  formerly     a
                                                                  Vice President
                                                                  and     Senior
                                                                  Portfolio
                                                                  Manager    for
                                                                  Dean    Witter
                                                                  InterCapital,
                                      Inc.

Richard A. Soper,
Assistant Vice President                                          None.

Nancy Sperte,
Executive Vice President                                          None.

Donald W. Spiro,
Chairman                                                          Emeritus  Vice
                                                                  Chairman   and
                                                                  Trustee of the
                                                                  New York-based
                                                                  Oppenheimer
                                                                  Funds;
                                                                  formerly
                                                                  Chairman    of
                                                                  the    Manager
                                                                  and        the
                                                                  Distributor.

Arthur Steinmetz,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Ralph Stellmacher,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.


                                      C-14




John Stoma,
Senior Vice President,
Director Retirement Plans                                         Formerly Vice President of U.S. Group
                                                                  Pension Strategy and Marketing for
                                                                  Manulife Financial.

Michael C. Strathearn,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; a Vice President of
                                                                  HarbourView; prior to March, 1996 he
                                                                  was an equity portfolio manager for
                                                                  Panorama Series Fund, Inc. and other
                                                                  mutual funds and pension accounts
                                                                  managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board                                        Chairman, CEO and Trustee, Director or
                                                                  Managing Partner of the Denver-based
                                                                  Oppenheimer Funds; President and a
                                                                  Director
                                                                  of Centennial; formerly President and
                                                                  Director of OAMC, and Chairman of the
                                                                  Board of SSI.

James Tobin,
Vice President                                                    None.

Jay Tracey,
Vice President                                                    Vice President of the Manager; Vice
                                                                  President and Portfolio Manager of
                                                                  Oppenheimer Discovery Fund, Oppenheimer
                                                                  Global Emerging Growth Fund and
                                                                  Oppenheimer Enterprise Fund.  Formerly
                                                                  Managing Director of Buckingham Capital
                                                                  Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer                                 Assistant Treasurer of the Distributor
                                                                  and SFSI.

Ashwin Vasan,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

                                      C-15




Valerie Victorson,
Vice President                                                    None.

Dorothy Warmack,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds.

Jerry A. Webman,
Senior                                                            Vice President
                                                                  Director    of
                                                                  New York-based
                                                                  tax-exempt
                                                                  fixed   income
                                                                  Oppenheimer
                                                                  Funds;
                                                                  Formerly
                                                                  Managing
                                                                  Director   and
                                                                  Chief    Fixed
                                                                  Income
                                                                  Strategist  at
                                                                  Prudential
                                                                  Mutual Funds.

Christine Wells,
Vice President                                                    None.

Kenneth B. White,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; a Chartered
                                                                  Financial Analyst; Vice President of
                                                                  HarbourView; prior to March, 1996 he
                                                                  was an equity portfolio manager for
                                                                  Panorama Series Fund, Inc. and other
                                                                  mutual funds and pension funds managed
                                                                  by G.R. Phelps.

William L. Wilby,
Senior                                                            Vice President
                                                                  An     officer
                                                                  and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  HarbourView.

Carol Wolf,
Vice President                                                    An officer and/or portfolio manager of
                                                                  certain Oppenheimer funds; Vice
                                                                  President of Centennial; Vice
                                                                  President, Finance and Accounting and
                                                                  member of the Board of Directors of the
                                                                  Junior League of Denver, Inc.


                                      C-16




Robert G. Zack,
Senior Vice President and
Assistant                                                         Secretary
                                                                  Associate
                                                                  General
                                                                  Counsel of the
                                                                  Manager;
                                                                  Assistant
                                                                  Secretary   of
                                                                  the
                                                                  Oppenheimer
                                                                  Funds;
                                                                  Assistant
                                                                  Secretary   of
                                                                  SSI,  SFSI; an
                                                                  officer     of
                                                                  other
                                                                  Oppenheimer
                                                                  Funds.

Arthur J. Zimmer,
Vice                                                              President   An
                                                                  officer and/or
                                                                  portfolio
                                                                  manager     of
                                                                  certain
                                                                  Oppenheimer
                                                                  funds;    Vice
                                                                  President   of
                                                                  Centennial.



The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds, and the Quest/Rochester
Oppenheimer Funds, set forth below:


New York-based Oppenheimer Funds
--------------------------------
Oppenheimer Asset  Allocation  Fund
Oppenheimer California   Municipal  Fund
Oppenheimer Capital  Appreciation  Fund
Oppenheimer Developing  Markets  Fund
Oppenheimer Discovery  Fund
Oppenheimer Enterprise  Fund
Oppenheimer Fund
Oppenheimer Global Emerging  Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Municipal  Bond Fund
Oppenheimer New York  Municipal  Fund
Oppenheimer Series Fund, Inc.
Oppenheimer U.S.  Government  Trust
Oppenheimer World Bond Fund


Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust

Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Quest/Rochester Funds
---------------------------------
Limited Term New York Municipal Fund
Oppenheimer Bond Fund For Growth
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

    The address of OppenheimerFunds, Inc., the New York-based
Oppenheimer funds, Quest funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership
Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World
Trade Center, New York, New York 10048-0203.

     The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112 .

     The address of MultiSource Services, Inc. is 1700 Lincoln
Street, Denver, Colorado 80203.

     The address of Limited Term New York Municipal Fund, Oppenheimer Bond Fund For Growth and Rochester Fund Municipals is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29.          Principal Underwriter
--------          ---------------------


         (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item
28(b) above.


         (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                                     Positions and
Name & Principal                              Positions & Offices                                    Offices with
Business Address                              with Underwriter                                       Registrant
----------------                              -------------------                                    -------------
George Clarence Bowen+                        Vice President & Treasurer                             Vice President and
                                                                                                     Treasurer of the
                                                                                                     NY-based
                                                                                                     Oppenheimer funds/
                                                                                                     Vice President,
                                                                                                     Secretary and
                                                                                                     Treasurer of the
                                                                                                     Denver-based Oppen-
                                                                                                     heimer funds


Julie Bowers                                  Vice President                                         None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                              Vice President                                         None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce*                                Senior Vice President -                                None
                                              Director - Financial
                                              Institution Div.


                                      C-19




Robert Coli                                   Vice President                                         None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins                             Vice President                                         None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Bill Coughlin                                 Vice President                                         None
3425 1/2 Irving Avenue So.
Minneapolis, MN  55408

Mary Crooks+                                  Senior Vice President                                  None

E. Drew Devereaux ++                          Assistant Vice President                               None

Andrew John Donohue*                          Executive Vice                                         Secretary of
                                              President, General                                     the New York-
                                              Counsel and Director                                   based Oppenheimer
                                                                                                     funds/Vice
                                                                                                     President of the
                                                                                                     Denver-based Oppen-
                                                                                                     heimer funds

Wendy H. Ehrlich                              Vice President                                         None
4 Craig Street
Jericho, NY 11753

Kent Elwell                                   Vice President                                         None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                    Vice President                                         None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                            Vice President & Secretary                             None

Mark Ferro                                    Vice President                                         None
43 Market Street
Breezy Point, NY 11697


                                      C-20





Ronald H. Fielding++                          Vice President; Chairman:
                                              Rochester Division                                     None

Reed F. Finley                                Vice President -                                       None
320 E. Maple, Ste. 254                        Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*                                Vice President -                                       None
                                              Financial Institution Div.

Ronald R. Foster                              Senior Vice President                                  None
139 Avant Lane
Cincinnati, OH  45249

Patricia Gadecki                              Vice President                                         None
3906 Americana Drive
Tampa, FL  3334

Luiggino Galletto                             Vice President                                         None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                    Vice President -                                       None
5506 Bryn Mawr                                Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                                  Vice President/National                                None
                                              Sales Manager - Financial
                                              Institution Div.

Sharon Hamilton                               Vice President                                         None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Mark D. Johnson                               Vice President                                         None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*                                Vice President                                         None

Richard Klein                                 Vice President                                         None
4820 Fremont Avenue So.
Minneapolis, MN 55409


                                      C-21




Ilene Kutno*                                  Vice President -                                       None
                                              Director - Regional Sales

Wayne A. LeBlang                              Senior Vice President -                                None
23 Fox Trail                                  Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                     Vice President -                                       None
7 Maize Court                                 Financial Institution Div.
Melville, NY 11747

James Loehle                                  Vice President                                         None
30 John Street
Cranford, NJ  07016

John McDonough                                Vice President                                         None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Laura Mulhall*                                Senior Vice President -                                None
                                              Director of Key Accounts

Timothy G. Mulligan ++                        Vice President                                         None

Charles Murray                                Vice President                                         None
50 Deerwood Drive
Littleton, CO 80127

Wendy Murray                                  Vice President                                         None
114-B Larchmont Acres West
Larchmont, NY  10538

Joseph Norton                                 Vice President                                         None
2518 Fillmore Street
Apt. 1
San Francisco, CA  94115

Patrick Palmer                                Vice President                                         None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                                 Vice President -                                       None
1307 Wandering Way Dr.                        Financial Institution Div.
Charlotte, NC 28226

                                      C-22




Gayle Pereira                                 Vice President                                         None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                             Vice President                                         None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                                 Vice President                                         None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III*                       Chairman & Director                                    None

Elaine Puleo*                                 Vice President -                                       None
                                              Financial Institution Div.,
                                              Director -
                                              Key Accounts

Minnie Ra                                     Vice President -                                       None
0895 Thirty-First Ave.                        Financial Institution Div.
Apt. 4
San Francisco, CA 94121

Michael Raso                                  Vice President                                         None
30 Hommocks Road
Apt. 30
Larchmont, NY  10538

John C. Reinhardt ++                          Vice President                                         None

Ian Robertson                                 Vice President                                         None
4204 Summit Way
Marietta, GA 30066

Michael S. Rosen++                            Vice President, President:
                                              Rochester Division                                     None

Kenneth Rosenson                              Vice President                                         None
3802 Knickerbocker Place
Apt. 3D
Indianapolis, IN  46240

James Ruff*                                   President                                              None


                                      C-23




Timothy Schoeffler                            Vice President                                         None
1717 Fox Hall Road
Washington, DC  20007

Michael Sciortino                             Vice President                                         None
3114 Hickory Run
Sugarland, TX  77479

Robert Shore                                  Vice President -                                       None
26 Baroness Lane                              Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker ++                              Vice President                                         None

Michael Stenger                               Vice President                                         None
8572 Saint Ives Place
Cincinnati, OH  45255

George Sweeney                                Vice President                                         None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                          Vice President                                         None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                               Vice President -                                       None
111 South Joliet Circle                       Financial Institution Div.
#304
Aurora, CO  80112

Philip Trimble                                Vice President                                         None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                                Assistant Treasurer                                    None

Mark Stephen Vandehey+                        Vice President                                         None

*  Two World Trade Center, New York, NY 10048-0203
+  6803 South Tucson Way, Englewood, Colorado 80112
++ 350 Linden Oaks, Rochester, NY  14625-2807 (the "Rochester Division")


                  (c)      Not applicable.

Item 30.          Location of Accounts and Records
--------          ---------------------------------


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.


Item 31.          Management Services
--------          --------------------
                  Not applicable.

Item 32.          Undertakings
--------          ------------

         (a)      Not applicable.

         (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of its registration statement under the Securities Act of 1933.

         (c)      Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 27th day of January, 1997.


                                    OPPENHEIMER INTERNATIONAL BOND FUND


                                     By:   /s/ James C. Swain*
                                           -----------------------------
                                          James C. Swain, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures:                                          Title                                      Date
-----------                                          -----------------                          ----------------
/s/ James C. Swain    *                              Chairman of                                 January 27, 1997
----------------------                               the Board of
James C. Swain                                       Trustees, Principal
                                                     Executive Officer

/s/ Sam Freedman      *                              Trustee                                     January 27, 1997
----------------------
Sam Freedman

/s/ Jon S. Fossel     *                              Trustee                                     January 27, 1997
----------------------
Jon S. Fossel

/s/ George Bowen      *                              Treasurer and                               January 27, 1997
----------------------                               Principal Financial
George Bowen                                         and Accounting Officer

/s/ Robert G. Avis    *                              Trustee                                     January 27, 1997
----------------------
Robert G. Avis

/s/ William A. Baker  *                              Trustee                                     January 27, 1997
----------------------
William A. Baker

/s/ Charles Conrad, Jr.*                             Trustee                                     January 27, 1997
----------------------
Charles Conrad, Jr.

/s/ Raymond J. Kalinowski*                           Trustee                                     January 27, 1997
----------------------
Raymond J. Kalinowski


                                      C-26




/s/ C. Howard Kast   *                               Trustee                                     January 27, 1997
----------------------
C. Howard Kast

/s/ Robert M. Kirchner*                              Trustee                                     January 27, 1997
----------------------
Robert M. Kirchner

/s/ Ned M. Steel     *                               Trustee                                     January 27, 1997
----------------------
Ned M. Steel


*By:  /s/ Robert G. Zack
      ---------------------------------
      Robert G. Zack, Attorney-in-Fact



                                        OPPENHEIMER INTERNATIONAL BOND FUND

                                                   EXHIBIT INDEX


Form N-1A
Item No.                            Description
----------                          ------------


24(b)(4)(i)                         Specimen Class A Share Certificate

24(b)(4)(ii)                        Specimen Class B Share Certificate

24(b)(4)(iii)                       Specimen Class C Share Certificate


24(b)(11)                           Independent Auditors' Consent

24(b)(16)                           Performance Data Computation Schedule

24(b)(17)(i)                        Financial Data Schedule for Class A Shares

24(b)(17)(ii)                       Financial Data Schedule for Class B Shares

24(b)(17)(iii)                      Financial Data Schedule for Class C Shares


                                 -- Power of Attorney for Sam Freedman, Trustee